                                                    EXHBIIT 99.3
EXECUTION COPY

          PRIORITY CREDIT AND REIMBURSEMENT AGREEMENT

          among

          LA PALOMA GENERATING COMPANY, LLC,

          LA PALOMA GENERATING TRUST LTD.,

          WILMINGTON TRUST COMPANY,
in its individual capacity and as Trustee,

          CITIBANK, N.A.,
as the Priority Working Capital L/C Issuer,

          THE SEVERAL PRIORITY LENDERS
from time to time parties hereto,

          CITIBANK, N.A.,
as Administrative Agent

          and

          CITIBANK, N.A.,
as Priority Agent

Dated as of December 4, 2002

                                    TABLE OF CONTENTS

Page

SECTION 1. DEFINITIOINS

1.1 Defined Terms
1.2 Rules of Usage

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Priority Construction Loan Commitments
2.2 Priority Working Capital Loan Commitments
2.3 All Priority Loans
2.4 Procedure for Borrowing Priority Loans
2.5 Evidence of Debt
2.6 Comittment Fees
2.7 Prepayments
2.8 Interest Rates and Payments
2.9 Computation of Interest
2.10 Pro Rata Treatment and Payments
2.11 Requirements of Law
2.12 Imdemnity
2.13 Taxes
2.14 Change of Lending Office
2.15 Reduction and Termination of Commitments
2.16 Priority Agent Fee

SECTION 3. PRIORITY WORKING CAPITAL L/CS

3.1 Priority Working Capital L/C Commitment
3.2 Procedure for Issuance, Amendment, Renewal or Extension of Priority Working     Capital L/Cs
3.3 Fees and Other Charges
3.4 L/C Participations
3.5 Reimbursement by the Company
3.6 Obligations Absolute
3.7 Priority Working Capital L/C Payments
3.8 Cash Collateralization

SECTION 4. CONDITIONS PRECEDENT

4.1 Conditions to Effectiveness
4.2 Condition to Each Priority Construction Loan
4.3 Conditions to Each Priority Working Capital Loan

SECTION 5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties of the Company
5.2 Representations and Warranties of the Owner
5.3 Representations and Warranties of the Trust Company

SECTION 6. COVENANTS

6.1 Affirmative Covenants of the Company
6.2 Negative Covenants of the Company
6.3 Covenants of the Owner, the Trustee and the Trust Company

SECTION 7. EVENTS OF DEFAULT

7.1 Events of Default
7.2 Remedies

SECTION 8. THE COMPANY AND THE OWNER

8.1 Company's Owner Loan Agreement Rights
8.2 Owner's Loan Agreement Rights

SECTION 9. THE PRIORITY AGENT

9.1 Appointment
9.2 Delegation of Duties
9.3 Exculpatory Provisions
9.4 Reliance by Priority Agent
9.5 Notice of Default
9.6 Non-Reliance on Priority Agent and Other Creditors
9.7 Indemnification
9.8 Priority Agent in Its Individual Capacity
9.9 Successor Priority Agent
9.10 Reports, Etc.

SECTION 10. MISCELLANEOUS

10.1 Amendments and Waivers
10.2 Notices
10.3 No Waiver; Cumulative Remedies
10.4 Successors and Assigns; Participation and Assigments
10.5 Participations
10.6 Assignments
10.7 Counterparts
10.8 Severability
10.9 GOVERNING LAW
10.10 Nonrecourse
10.11 Heading, etc.
10.12 Conflicts, etc.
10.13 Structural Guaranty
10.14 Survival

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EXHIBITS Exhibit A Exhibit B Exhibit C Exhibit D Exhibit E SCHEDULES Schedule 1 Schedule 5.1(g) Schedule 5.1(h) Schedule 5.1(m) Schedule 5.1(q) Schedule 6.1(g) Schedule 6.1(u)

Form of Priority Construction Loan Note
Form of Priority Working Capital Note
Form of Priority Construction Requisition
Form of Priority Working Capital Borrowing Notice
Form of Assignment and Acceptance

Priority Commitments
Litigation
Compliance with Law
Taxes
Governmental Actions
Insurance
After Acquired Property

          PRIORITY CREDIT AND REIMBURSEMENT AGREEMENT, dated as of December 4, 2002 (this "Agreement"), among LA PALOMA GENERATING COMPANY, LLC, a Delaware limited liability company, as borrower (the "Company"), LA PALOMA GENERATING TRUST LTD., a Delaware statutory trust as co-obligor with the Company (the "Owner") acting by and through the Wilmington Trust Company, not in its individual capacity, but solely as Trustee under the Trust Agreement, WILMINGTON TRUST COMPANY, in its individual capacity (in such capacity, the "Trust Company") and as trustee of the Owner (in such capacity, the "Trustee"), the several banks and other financial institutions from time to time parties to this Agreement as lenders of the Priority Loans referred to herein and participants in the Priority Working Capital L/Cs referred to herein (in such capacity, the "Priority Lenders"), CITIBANK, N.A., a national banking association, as the issuer of the Priority Working Capital L/Cs referred to herein (in such capacity, the "Priority Working Capital L/C Issuer"), CITIBANK, N.A., a national banking association, as agent for the Priority Lenders hereunder (in such capacity and together with its successors in such capacity, the "Priority Agent") and CITIBANK, N.A., a national banking association, as agent for the Lenders under the Operative Documents (in such capacity, the "Administrative Agent").

                                         Preliminary Statement

          WHEREAS, pursuant to the Participation Agreement dated as of March 7, 2000 among the Company, the Trust Company, the Owner, the Trustee, the Lenders party thereto, the Investors party thereto, the Security Agent and the Administrative Agent (as amended, the "Participation Agreement"), and the other Operative Documents, the Company, the Owner and the other parties thereto agreed, among other things, to the terms and conditions of the construction and lease financing of the Project;

          WHEREAS, the Company and the Owner have defaulted on various payment obligations owing to the Creditors pursuant to the Operative Documents;

          WHEREAS, the Company, the Owner, the Trust Company, the Trustee and the Creditors, as of the date hereof, have entered into the Second Omnibus Restructuring Agreement pursuant to which the parties have agreed to certain amendments to, and modifications of, the Operative Documents to induce certain of the Creditors to extend credit to the Company and the Owner to complete construction of the Project as well as for general working capital purposes;

          WHEREAS, the Priority Lenders, the Administrative Agent and the Priority Agent have agreed to enter into this Agreement to provide for additional funding to pay Subject Project Costs and general working capital needs and to finance draws on Priority Working Capital L/Cs upon the terms and subject to the conditions set forth herein.

          ACCORDINGLY, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                         SECTION 1. DEFINITIONS

          1.1     Defined Terms. Unless otherwise defined herein, capitalized terms used herein without definition have the meanings given thereto in (a) Section 1.01 of the Second Omnibus Restructuring Agreement (and such capitalized terms and definitions thereof set forth in Section 1.01 of the Second Omnibus Restructuring Agreement are hereby incorporated herein by reference (and the capitalized terms used in such definitions and their definitions are similarly so incorporated herein by reference) as the same are in effect on and as of the Effective Date (after giving effect to the transactions intended to occur on such date) as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, waiver, modification or supplement thereof unless agreed in writing by the Required Priority Lenders) or (b) if not defined therein, in Annex A to the Participation Agreement (and such capitalized terms and definitions thereof set forth in Annex A to the Participation Agreement are hereby incorporated herein by reference (and the capitalized terms used in such definitions and their definitions are similarly so incorporated herein by reference) as the same are in effect on and as of the Effective Date (after giving effect to the transactions intended to occur on such date) as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, waiver, modification or supplement thereof unless agreed in writing by the Required Priority Lenders).

          In addition, as used herein the following terms shall have the following meanings:

          "Additional Project Contract" means any contract or agreement relating to the ownership, leasing, occupation, construction, testing, repair, operation, maintenance and use of the Project (other than Non-Material Project Contracts) entered into by the Company subsequent to the Effective Date.

          "Administrative Agent" has the meaning set forth in the caption hereto.

          "Agreement" has the meaning set forth in the caption hereto.

          "Approved Replacement Contract" has the meaning set forth in Section 7.1(h)(iii) of this Agreement.

          "Assignment and Acceptance" has the meaning set forth in Section 10.6(a) of this Agreement.

          "Available Priority Commitment" means as to any Priority Lender at any time: (a) with respect to its Priority Construction Loan Commitment, an amount equal to the excess, if any, of (i) the amount of such Priority Lender's Priority Construction Loan Commitment over (ii) the aggregate principal amount of all Priority Construction Loans made by such Priority Lender which are then outstanding; and (b) with respect to its Priority Working Capital Loan Commitment, an amount equal to the excess, if any, of (i) the amount of such Priority Lender's Priority Working Capital Loan Commitment over (ii) the sum of (A) the aggregate principal amount of all Priority Working Capital Loans made by such Priority Lender which are then outstanding plus (B) the product of such Priority Lender's Priority Commitment Percentage and the aggregate undrawn stated amount of all Priority Working Capital L/Cs outstanding at such time.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close.

          "Company" has the meaning set forth in the caption hereto.

          "Effective Date" has the meaning given to that term in the Second Omnibus Restructuring Agreement.

          "Interest Date" means (a) the 10th calendar day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) and (b) the Priority Maturity Date.

          "Non-Excluded Taxes" has the meaning set forth in Section 2.13(a) of this Agreement.

          "Non-Material Project Contracts" shall mean any contracts or agreements entered into by the Company in the ordinary course of business in connection with the ownership, leasing, occupation, construction, testing, repair, operation, maintenance and use of the Project under which the Company shall have obligations not in excess of $50,000 in total over the term of such contract.

          "Non-US Lender" has the meaning set forth in Section 2.13(b) of this Agreement.

          "Owner" has the meaning set forth in the caption hereto.

          "Participant" has the meaning set forth in Section 10.5 of this Agreement.

          "Participation Agreement" has the meaning set forth in the first recital hereto.

          "Petition Date" has the meaning set forth in Section 8.1 of this Agreement.

          "PCL Funding Date" means a Business Day on which the Company or the Owner (as provided in Section 8 of this Agreement) requests that Priority Construction Loans be made in accordance with this Agreement in order to pay Subject Project Costs.

          "PL Applicable Margin" means 5.75%.

          "Post-Effective Default" means any condition or event which, with notice or lapse of time, determination of materiality or any combination of the foregoing, would become a Post-Effective Event of Default.

          "Post-Effective Event of Default" has the meaning set forth in Section 7.1 of this Agreement.

          "Priority ABR" or "Priority Alternate Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes of this Agreement, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Priority Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Priority Agent in connection with extensions of credit to debtors); each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. For purposes of this Agreement, "Federal Funds Effective Rate" shall mean, for any day, the weighted average rounded upwards, if necessary, to the nearest 1/100 of 1% of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Priority Agent from three Federal funds brokers of recognized national standing selected by it. If for any reason the Priority Agent shall have determined that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Priority Agent to obtain sufficient quotations in accordance with the terms thereof, the Priority ABR shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Priority ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Priority ABR Loans" means Priority Loans the rate of interest applicable to which is based upon the ABR.

          "Priority Agent" has the meaning given to that term in the caption hereto.

          "Priority Commission Rate" means 6.75% per annum.

          "Priority Commitment Fee" means, on each Priority Commitment Fee Payment Date with respect to each of the Priority Construction Loan Commitments and Priority Working Capital Loan Commitments, a fee computed at 1.00% per annum for such Class of Priority Commitments (calculated on the basis of a 365- (or 366-, as the case may be) day year for actual days elapsed) on the average daily amount of the Available Priority Commitments in respect of such Class of Priority Commitments during the related Priority Commitment Fee Calculation Period.

          "Priority Commitment Fee Calculation Period" means, with respect to any Priority Commitment Fee Payment Date during the Priority Commitment Period for any Priority Commitment, each monthly period ending on an Interest Date; provided that (a) the initial Priority Commitment Fee Calculation Period for each Priority Commitment shall be the period from and including the Effective Date to and including December 10, 2002, and (b) the last Priority Commitment Fee Calculation Period for each Priority Commitment shall be the period from and including the Interest Date immediately preceding the last day of the Priority Commitment Period for such Priority Commitment to and including the last day of the Priority Commitment Period for such Priority Commitment.

          "Priority Commitment Fee Payment Date" means each Interest Date and the last day of the Priority Commitment Period with respect to each Class of Priority Commitments (provided the Priority Commitment Fee payable on the last day of the Priority Commitment Period for a Class shall be the Priority Commitment Fee due in respect of such Class of Priority Commitments).

          "Priority Commitment Percentage" means, as to any Priority Lender at any time, the percentage which the Priority Commitments of such Priority Lender then constitutes of the aggregate Priority Commitments of all Priority Lenders (or, at any time after such Priority Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Priority Lender's Priority Loans which are then outstanding constitutes of the aggregate principal amount of all Priority Loans which are then outstanding).

          "Priority Commitment Period" means: (a) with respect to the Priority Construction Loan Commitments, the period from and including the Effective Date to but not including the Priority Termination Date; and (b) with respect to the Priority Working Capital Loan Commitments, the period from and including the Effective Date to but not including the earlier to occur of: (i) the Priority Expiration Date and (ii) the date on which the Priority Loans are accelerated.

          "Priority Commitments" means the Priority Construction Loan Commitments and the Priority Working Capital Loan Commitments.

           "Priority Construction Loan Commitment" means, as to any Priority Lender, the obligation of such Priority Lender to make Priority Construction Loans to the Owner and the Company under this Agreement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Priority Lender's name on Schedule 1 to this Agreement. The initial aggregate amount of the Priority Construction Loan Commitments of all Priority Lenders is $40,000,000.

           "Priority Construction Loan Note" has the meaning set forth in Section 2.5(b) of this Agreement.

           "Priority Construction Loans" has the meaning set forth in Section 2.1 of this Agreement.

          "Priority Construction Requisition" has the meaning set forth in Section 4.2(a) of this Agreement.

          "Priority Expiration Date" means date four calendar days prior to the Priority Maturity Date (or, if such day is not a Business Day, the immediately preceding Business Day).

          "Priority Lenders" has the meaning set forth in the caption to this Agreement.

          "Priority Loans" means Priority Construction Loans and Priority Working Capital Loans.

          "Priority Maturity Date" means the date falling 364 days after the Effective Date.

          "Priority Notes" has the meaning set forth in Section 2.5(b) of this Agreement.

          "Priority Obligations" means, at any time, all indebtedness, financial liabilities and obligations of the Company and the Owner, of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the Priority Agent, the Priority Lenders and the Priority Working Capital L/C Issuer under or pursuant to this Agreement.

          "Priority Overdue Rate" means (a) with respect to any Priority Loan, the rate that would otherwise be applicable thereto plus 2%, and (b) with respect to any other amount, the amount that would be applicable to Priority Loans plus 2%.

          "Priority Scheduled Debt Service" means, for any period, an amount equal to the aggregate of (a) interest due and payable on (i) the Priority Loans and (ii) Priority Working Capital L/C Reimbursement Obligations and (b) Priority Commitment Fees, letter of credit fees with respect to Priority Working Capital L/Cs and other amounts payable pursuant to Section 3.3 of this Agreement.

          "Priority Termination Date" means the earlier to occur of (a) the Priority Maturity Date and (b) the date on which the Priority Loans are accelerated.

          "Priority Working Capital Borrowing Date" has the meaning set forth in Section 4.3(a) of this Agreement.

          "Priority Working Capital Borrowing Notice" has the meaning set forth in Section 4.3(a) of this Agreement.

          "Priority Working Capital L/C" has the meaning set forth in Section 3.1 of this Agreement.

          "Priority Working Capital L/C Commitment" means $35,000,000.

          "Priority Working Capital L/C Interest" means, for each Priority Lender, such Priority Lender's participation interest in the Priority Working Capital L/C Issuer's liability under Priority Working Capital L/Cs and such Priority Lender's rights and interests in Priority Working Capital L/C Reimbursement Obligations and fees, interest and other amounts payable in respect of Priority Working Capital L/Cs and Priority Working Capital L/C Reimbursement Obligations.

          "Priority Working Capital L/C Issuer" has the meaning set forth in the caption of this Agreement.

          "Priority Working Capital L/C Reimbursement Obligation" means the obligation of the Company and the Owner, on a joint and several basis, to reimburse the Priority Working Capital L/C Issuer pursuant to Section 3.5(a) of this Agreement for amounts drawn on Priority Working Capital L/Cs.

          "Priority Working Capital Note" has the meaning set forth in Section 2.5(b) of this Agreement.

          "Priority Working Capital Loans" has the meaning set forth in Section 2.2 of this Agreement.

          "Priority Working Capital Loan Commitments" means as to any Priority Lender, the obligation of such Priority Lender to make Priority Working Capital Loans to the Company and the Owner and/or participate in any Priority Working Capital L/C under this Agreement in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Priority Lender's name on Schedule 1 to this Agreement. The initial aggregate amount of the Priority Working Capital Loan Commitments of all Priority Lenders is $40,000,000.

          "Purchasing Lender" has the meaning set forth in Section 10.6(a) of this Agreement.

          "Required Priority Lenders" means, at any time, Priority Lenders holding at least in excess of 50% of the aggregate principal amount of the Priority Commitments outstanding at such time (or, in the case of Priority Commitments that have expired or been terminated, the sum of the aggregate principal amount of the Priority Loans made under such Priority Commitments and outstanding at such time).

          "Rescission Direction" has the meaning set forth in Section 7.2 of this Agreement.

          "Roll-Up Loans" has the meaning given to that term in the Second Omnibus Restructuring Agreement.

          "Second Omnibus Restructuring Agreement" means the Second Omnibus Restructuring Agreement dated as of December 4, 2002, among the Company, the Owner, the Trustee, the Trust Company, each Tranche A Lender, each Tranche B Lender, each Investor, each Interest Hedge Party, the DSR/RCE L/C Issuer, the Working Capital L/C Issuer, the Administrative Agent, the Security Agent, the Priority Lenders, the Priority Agent and PG&E National Energy Group, Inc.

          "Subject Project Costs" means all costs of acquiring, developing, financing and constructing the Project as set forth in the Project Budget, including: (a) all amounts payable by the Company or the Owner under the EPC Contract (other than EPC Contractor bonuses which are hereby specifically not designated as "Subject Project Costs" by the Company and the Owner and which are payable after the Completion Date), site acquisition and preparation costs and costs of acquisition and construction of the fuel handling facilities, all amounts payable by the Company or the Owner under the Generator Special Facilities Agreement, the Related Facilities Construction Contracts, the Facilities Construction Agreement, the other Construction Documents and all other costs of fuel, water and sewer interconnection and related facilities; (b) all other Project-related costs, including fuel-related costs, expenses of the Company or the Owner with respect to items that may be reimbursed by the EPC Contractor or any party to any other Construction Documents pursuant to warranty or other claims, pre-commercial operation fees and expenses under the Operating Agreement, management services fees and expenses, startup and testing costs, initial working capital costs, initial reserve fund requirements, and all other expenses to complete the acquisition, construction and financing and refinancing of the Project; (c) legal and other transaction costs related to this Agreement (including all reasonable costs, fees and expenses of counsel, consultants and other professionals (limited to Milbank, Tweed, Hadley & McCloy LLP, a single local California counsel satisfactory to the Priority Agent, Simpson, Thacher & Bartlett, FTI Consulting and PA Consulting Group and such other counsel, consultants and professionals engaged with the consent of the Company) engaged by or on behalf of the Priority Agent); (d) Priority Scheduled Debt Service prior to the Waterfall Commencement Date; (e) any amounts placed in escrow to cash collateralize the Company's obligations relating to construction of the Interconnection Facilities, if any; and (f) all development costs; provided that the term "Subject Project Costs" shall exclude, to the extent otherwise included above, any payment of fee, interest, yield, principal or other amounts due in respect of any Tranche A Loans, Tranche B Loans, Investor Contributions, Interest Hedge Obligations and/or other amounts due to the Creditors under the Operative Documents (other than this Agreement or the Second Omnibus Restructuring Agreement).

          "Waterfall Commencement Date" means the first Interest Date to occur on or after the Completion Date.

          Priority Loans and Priority Commitments are distinguished by Class. The "Class" of a Priority Loan (or a Priority Commitment) refers to whether such Priority Loan (or Priority Commitment) is a Priority Construction Loan (or Priority Construction Loan Commitment) or a Priority Working Capital Loan (or Priority Working Capital Loan Commitment).

          1.2     Rules of Usage. The rules of usage set forth in Annex A to the Participation Agreement are hereby incorporated herein by reference as the same are in effect as of the Effective Date as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, modification, supplement or waiver thereof unless agreed in writing by the Required Priority Lenders.

                SECTION 2.      AMOUNT AND TERMS OF COMMITMENTS

          2.1     Priority Construction Loan Commitments. Subject to the terms and conditions hereof, each Priority Lender severally agrees to make loans (collectively, the "Priority Construction Loans") to the Company and the Owner (as provided in Section 8 of this Agreement) from time to time during the Priority Commitment Period with respect to Priority Construction Loan Commitments in an aggregate principal amount at any time not in excess of such Priority Lender's Available Priority Commitment in respect of the Priority Construction Loan Commitments at such time, for the purpose of enabling the Company or the Owner to pay Subject Project Costs (provided that, notwithstanding the restrictions on the use of proceeds of Priority Construction Loans set out in this Agreement, the Company or the Owner (as provided in Section 8 of this Agreement) may draw the full amount of the Available Priority Commitments on the first PCL Funding Date falling on or falling most recently after the Completion Date to be applied first, to pay or provide for payment of Subject Project Costs to be incurred through Final Completion and second, to be deposited in the Revenue Account for application in accordance with Section 5.1 of the Security Deposit Agreement on the next Interest Date). Funding of Priority Construction Loans shall be effected on PCL Funding Dates which shall occur no more frequently than twice per calendar month.

          2.2     Priority Working Capital Loan Commitments. Subject to the terms and conditions hereof, each Priority Lender severally agrees to make loans (collectively, the "Priority Working Capital Loans") to the Company and the Owner (as provided in Section 8 of this Agreement) from time to time during the Priority Commitment Period with respect to Priority Working Capital Loan Commitments in an aggregate principal amount at any time not in excess of such Priority Lender's Available Priority Commitment in respect of the Priority Working Capital Loan Commitments at such time: (i) for the purpose of enabling the Company or the Owner to pay (A) Operating Costs and (B) on or after the Waterfall Commencement Date, Priority Scheduled Debt Service and (ii) in accordance with Section 3.5(c) of this Agreement. The Company may use the Priority Working Capital Loan Commitments by borrowing, repaying the Priority Working Capital Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          2.3     All Priority Loans

          (a)      Priority ABR Loans. All Priority Loans shall be Priority ABR Loans.

          (b)      Priority Maturity Date. The Company and the Owner hereby jointly and severally promise to pay to the Priority Agent for the account of each Priority Lender the principal of such Priority Lender's Priority Loans outstanding on the Priority Maturity Date in a single installment on the Priority Maturity Date.

          2.4      Procedure for Borrowing Priority Loans.

          (a)      Priority Construction Loans. The Company and the Owner (as provided in Section 8 of this Agreement) may borrow under the Priority Construction Loan Commitments during the Priority Commitment Period with respect to the Priority Construction Loan Commitments on any Business Day; provided that the Company or the Owner (as provided in Section 8 of this Agreement) shall have delivered to the Administrative Agent and the Priority Agent an irrevocable Priority Construction Requisition in accordance with Section 4.2 of this Agreement specifying (i) the amount to be borrowed and (ii) the requested PCL Funding Date. Each borrowing under the Priority Construction Loan Commitments shall be in an amount equal to at least $500,000 (or, if the then aggregate Available Priority Commitments of the Priority Lenders with respect to the Priority Construction Loan Commitments are less than $500,000, such lesser amount). Upon receipt of any such Priority Construction Requisition from the Company or the Owner (as provided in Section 8 of this Agreement), the Priority Agent shall promptly notify each Priority Lender thereof. Each Priority Lender will make the amount of its pro rata share of each borrowing available to the Priority Agent for the account of the Company or the Owner (as provided in Section 8 of this Agreement) at the Priority Agent's offices specified in Section 12.2 of the Participation Agreement prior to 11:00 A.M., New York City time on the PCL Funding Date requested by the Company or the Owner (as provided in Section 8 of this Agreement) in immediately available funds to the Priority Agent, and the Priority Agent shall make such amounts available to the Security Agent for application in accordance with the provisions of the Security Deposit Agreement at the office of the Security Agent specified in Section 12.2 of the Participation Agreement prior to 12:00 Noon, New York City time, on such PCL Funding Date in immediately available funds to the Security Agent.

          (b)      Priority Working Capital Loans. The Company and the Owner (as provided in Section 8 of this Agreement) may borrow under the Priority Working Capital Loan Commitments during the Priority Commitment Period on any Business Day; provided that the Company or the Owner (as provided in Section 8 of this Agreement) shall have delivered (except as the same is deemed delivered pursuant to Section 3.5(c) of this Agreement) to the Priority Agent an irrevocable Priority Working Capital Borrowing Notice in accordance with Section 4.3 of this Agreement, specifying (i) the amount to be borrowed and (ii) the requested Priority Working Capital Borrowing Date. Each borrowing under the Priority Working Capital Loan Commitments shall be in an amount equal to at least $500,000 (or, if (A) the then aggregate Available Priority Commitments of the Priority Lenders with respect to the Priority Working Capital Loan Commitments are less than $500,000, (B) the proceeds of such borrowing are to be used to refinance a Priority Working Capital L/C Reimbursement Obligation in an amount less than $500,000 or (C) the request is for the issuance of a Priority Working Capital L/C in a stated amount less than $500,000, such lesser amount). Upon receipt of any such Priority Working Capital Borrowing Notice from the Company or the Owner (as provided in Section 8 of this Agreement), the Priority Agent shall promptly notify each Priority Lender thereof. Each Priority Lender will make the amount of its pro rata share of each borrowing available to the Priority Agent for the account of the Company or the Owner (as provided in Section 8 of this Agreement) at the Priority Agent's offices specified in Section 12.2 of the Participation Agreement prior to 11:00 A.M., New York City time on the Priority Working Capital Borrowing Date requested by the Company or the Owner (as provided in Section 8 of this Agreement) in immediately available funds to the Priority Agent, and the Priority Agent shall make such amounts available to the Security Agent for application in accordance with the provisions of the Security Deposit Agreement at the office of the Security Agent specified in Section 12.2 of the Participation Agreement prior to 12:00 Noon, New York City time, on such Priority Working Capital Borrowing Date in immediately available funds to the Security Agent.

          2.5     Evidence of Debt. Priority Register. The Priority Agent, on behalf of the Company and the Owner, shall maintain the Priority Register relating to Priority Loans pursuant to Section 8.2 of the Collateral Agency and Intercreditor Agreement in which shall be recorded (i) the amount of each Priority Loan made hereunder and any Priority Note evidencing such Priority Loan, (ii) the amount of each Priority Working Capital L/C Reimbursement Obligation arising hereunder and (iii) the amount of any sum received by the Priority Agent hereunder from the Company or the Owner and each Priority Lender's share, if any, thereof.

               Notes. The Company agrees that, upon the request of the Priority Agent after a request by any Priority Lender, the Company will execute and deliver to such Priority Lender a promissory note substantially in the form of (i) in respect of Priority Construction Loans, Exhibit A hereto, with appropriate insertions as to date and principal amount (each, a "Priority Construction Loan Note") evidencing the Priority Construction Loans of such Priority Lender and (ii) in respect of Priority Working Capital Loans, Exhibit B hereto, with appropriate insertions as to date and principal amount (each, a "Priority Working Capital Note" and, together with the Priority Construction Loan Notes, the "Priority Notes") evidencing the Priority Working Capital Loans of such Priority Lender.

          2.6     Commitment Fees

          (a)      Priority Construction Loan Commitments. The Company and the Owner hereby jointly and severally promise to pay in arrears to the Priority Agent for the account of each Priority Lender the Priority Commitment Fee applicable to its Priority Construction Loan Commitment on each Priority Commitment Fee Payment Date. Promptly after receipt of payment of any Priority Commitment Fees payable to the Priority Agent for the account of the Priority Lenders pursuant to the terms hereof, the Priority Agent shall distribute such payment to the Priority Lenders pro rata according to their respective Priority Commitment Percentages.

          (b)      Priority Working Capital Loan Commitments. The Company and the Owner hereby jointly and severally promise to pay in arrears to the Priority Agent for the account of each Priority Lender the Priority Commitment Fee applicable to its Priority Working Capital Loan Commitment on each Priority Commitment Fee Payment Date. Promptly after receipt of payment of any Priority Commitment Fees payable to the Priority Agent for the account of the Priority Lenders pursuant to the terms hereof, the Priority Agent shall distribute such payment to the Priority Lenders pro rata according to their respective Priority Commitment Percentages.

          2.7     Prepayments. (a) The Company and the Owner shall only prepay the Priority Loans in accordance with (i) Section 6.5 of the Participation Agreement (as the same is in effect on and as of the Effective Date (after giving effect to the transactions intended to occur on such date) and without giving effect to any subsequent amendment, modification, waiver or supplement thereof unless agreed in writing by the Required Priority Lenders) as modified by Section 7 of the Second Omnibus Restructuring Agreement and (ii) Section 5.1 of the Security Deposit Agreement with cash flow available on the Revenue Account Waterfall as required pursuant to such section.

          (b)      Amounts prepaid on account of the Priority Construction Loans may not be reborrowed. Amounts prepaid on account of the Priority Working Capital Loans may be reborrowed in accordance with the terms and conditions hereof.

          2.8     Interest Rates and Interest Dates. (a) The Company and the Owner hereby jointly and severally promise to pay to the Priority Agent for the account of each Priority Lender interest on the unpaid principal amount of each Priority Loan made by such Priority Lender for the period from and including the date such Priority Loan is made to but excluding the date on which such Priority Loan is repaid in full at a rate per annum equal to the Priority ABR plus the PL Applicable Margin.

          (b)      Notwithstanding the foregoing, the Company and the Owner hereby jointly and severally promise to pay to the Priority Agent for the account of each Priority Lender interest at the applicable Priority Overdue Rate on any principal of any Priority Loan made by such Priority Lender, any Priority Working Capital L/C Reimbursement Obligation held by such Priority Lender and on any other amount payable by the Company or the Owner hereunder (including interest on any Priority Loan or Priority Working Capital L/C Reimbursement Obligation) which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise and as well after as before judgment) for the period from and including the due date thereof to but excluding the date that the same shall be paid in full.

          (c)      Interest shall be payable in arrears on each Interest Date and on the date on which the Priority Loans are accelerated; provided that: (i) interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand (and, in the event demand is not made, on each Interest Date) and (ii) each prepayment of the Priority Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          2.9     Computation of Interest. (a) Whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. Any change in the interest rate on a Priority Loan resulting from a change in the Priority ABR shall become effective as set forth in the definition of Priority ABR based on whether the same is calculated on the basis of the Prime Rate or the Federal Funds Effective Rate. The Priority Agent shall as soon as practicable notify the Company, the Owner and the Priority Lenders of the effective date and the amount of each such change in interest rate.

          (b)      Each determination of an interest rate by the Priority Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company, the Owner and the applicable Priority Lenders in the absence of manifest error. At the request of the Company, the Priority Agent shall deliver a statement showing the quotations used by the Priority Agent in determining any interest pursuant to Section 2.9(a) of this Agreement where the Priority ABR is determined based on the Federal Funds Effective Rate.

          2.10     Pro Rata Treatment and Payments. (a) Each borrowing by the Company or the Owner (as provided in Section 8 of this Agreement) from the Priority Lenders hereunder and any reduction of the Priority Commitments of the Priority Lenders shall be made pro rata within the Class of Priority Loans so borrowed or Class of Priority Commitments so reduced according to the respective Priority Commitment Percentages of the Priority Lenders. Except as otherwise provided in Section 2.7 of this Agreement, each payment (including each prepayment) by the Company or the Owner on account of principal of and interest on the Priority Loans of either Class shall be made pro rata within such Class according to the respective outstanding principal amounts of the Priority Loans of such Class then held by the Priority Lenders.

          (b)      All payments (including prepayments) to be made by the Company and the Owner hereunder, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date therefor to the Priority Agent, for the account of the applicable Priority Lender or the Priority Working Capital L/C Issuer hereunder, as the case may be, at the Priority Agent's office specified in Section 12.2 of the Participation Agreement, in Dollars and in immediately available funds, and the Priority Agent shall make available to each applicable Priority Lender, or the Priority Working Capital L/C Issuer, as the case may be, its pro rata share of each such payment prior to 1:00 P.M., New York City time, in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

          (c)      Unless the Priority Agent shall have been notified in writing by any Priority Lender hereunder prior to a borrowing that such Priority Lender will not make its share of such borrowing available to the Priority Agent, the Priority Agent may assume that such Priority Lender is making such amount available to the Priority Agent, and the Priority Agent may, in reliance upon such assumption, make available to the Security Agent a corresponding amount. If such amount is not made available to the Priority Agent by the required time on the PCL Funding Date (in the case of Priority Construction Loans) or Priority Working Capital Borrowing Date (in the case of Priority Working Capital Loans) therefor, as the case may be, such Priority Lender shall pay to the Priority Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Priority Lender makes such amount immediately available to the Priority Agent. A certificate of the Priority Agent submitted to any Priority Lender hereunder with respect to any amounts owing under this Section 2.10(c) shall be conclusive in the absence of manifest error. If such Priority Lender's share of such borrowing is not made available to the Priority Agent by such Priority Lender within three (3) Business Days of such PCL Funding Date (in the case of Priority Construction Loans) or Priority Working Capital Borrowing Date (in the case of Priority Working Capital Loans), the Priority Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Priority Loans hereunder, on demand, from the Company and the Owner as joint and several obligors; provided, that if the Company or the Owner repays such corresponding amount to the Priority Agent and such Priority Lender subsequently makes available its share of the borrowing to the Priority Agent, the Priority Agent shall promptly make such loan proceeds available to the Company or the Owner (as provided in Section 8 of this Agreement). If such Priority Lender shall repay to the Priority Agent such corresponding amount, such amount so repaid shall constitute such Priority Lender's share of such borrowing. Upon receipt of notice from a Priority Lender that it will not make available to the Priority Agent its share of a borrowing or upon any failure of a Priority Lender to fund its portion of any such borrowing, the Priority Agent shall promptly provide the Company and the Owner with notice thereof.

          2.11     Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Priority Lender hereunder with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i)      shall subject any Priority Lender hereunder to any tax of any kind whatsoever with respect to this Agreement or any Priority Working Capital L/C, or change the basis of taxation of payments to such Priority Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.13 of this Agreement and changes in the rate of tax on the overall net income of such Priority Lender) or a franchise tax in lieu of net income taxes;

          (ii)      shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Priority Lender; or

          (iii)      shall impose on such Priority Lender any other condition relating to the issuance of any Priority Working Capital L/C;

          and the result of any of the foregoing is to increase the cost to such Priority Lender, by an amount which such Priority Lender deems to be material, of issuing or participating in Priority Working Capital L/Cs or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company and the Owner jointly and severally agree to pay to such Priority Lender, on an After-Tax Basis, any additional amounts necessary to compensate such Priority Lender for such increased cost or reduced amount receivable on the next Interest Date (or, if earlier, the next date on which principal is due in respect of such Priority Lender) after the Company receives the notice required pursuant to the next sentence. If any Priority Lender hereunder becomes entitled to claim any additional amounts pursuant to this paragraph, it shall deliver to the Company and the Owner a notice setting forth in reasonable detail the amount of such increased costs or reduced amount receivable and the basis for the determination of such amount, provided, that neither the Company nor the Owner shall be obligated to compensate such Priority Lender for the amount of such increased cost or reduced amount receivable incurred with respect to a period of time prior to the date which is 90 days before the date on which such Priority Lender first notifies the Company and the Owner that it intends to claim such compensation or that an event had occurred which will entitled it to such compensation.

          (b)      If any Priority Lender hereunder shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Priority Lender or any corporation controlling such Priority Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, has the effect of reducing the rate of return on such Priority Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Priority Working Capital L/C to a level below that which such Priority Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Priority Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Priority Lender to be material, then from time to time, after submission by such Priority Lender to the Company and the Owner of a written request (setting forth in reasonable detail the amount being charged by such Priority Lender and the basis for determination of such amount) therefor, the Company and the Owner jointly and severally agree to pay, on an After-Tax Basis, on the next Interest Date (or, if earlier, on the next date on which principal is due in respect of the Priority Loans) after the Company first receives such notice, to such Priority Lender such additional amount or amounts as will compensate such Priority Lender for such reduction, except that the Company and the Owner shall only be obligated to compensate such Priority Lender for the amount or amounts incurred with respect to a period of time from and after the date occurring 90 days before the date on which such Priority Lender first notifies the Company and the Owner.

          (c)      A certificate as to any additional amounts payable pursuant to this Section 2.11 submitted by such Priority Lender to the Company and the Owner (with a copy to the Priority Agent setting forth in reasonable detail the basis and calculation of such additional amounts) shall be conclusive in the absence of manifest error. The agreements in this Section 2.11 shall survive the termination of this Agreement and the payment of the Priority Loans and all other amounts payable hereunder.

          2.12     Indemnity. The Company and the Owner shall jointly and severally indemnify each Priority Lender hereunder against any direct (as opposed to consequential) loss or expense which such Priority Lender may sustain or incur as a consequence of default by the Company or the Owner in making any prepayment after the Company or the Owner has given a notice thereof in accordance with the provisions of this Agreement and the Participation Agreement. A certificate of any Priority Lender hereunder setting forth any amount or amounts (and in reasonable detail, the basis therefor) which such Priority Lender is entitled to receive pursuant to this Section 2.12 and evidencing a loss suffered by such Priority Lender of such amount or amounts shall be delivered to the Company and the Owner. The provisions of this Section 2.12 shall survive the termination of this Agreement and the payment of the Priority Loans and all other amounts payable hereunder.

          2.13Taxes. (a) All payments made by the Company or the Owner under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Priority Agent or any Priority Lender hereunder as a result of a present or former connection between the Priority Agent or such Priority Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Priority Agent or such Priority Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) (the provisions of this sentence shall not be deemed to limit any obligation of the Company and the Owner to pay any amount hereunder on an After-Tax Basis). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Priority Agent or any Priority Lender hereunder, the amounts so payable to the Priority Agent or such Priority Lender hereunder shall be increased to the extent necessary to yield to the Priority Agent or such Priority Lender (on an After-Tax Basis) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that neither the Company nor the Owner shall be required to increase any such amounts payable to any Priority Lender described in paragraph (b) below of this Section 2.13 if such Priority Lender fails to comply with the requirements of such paragraph (b). Whenever such Non-Excluded Taxes are payable by the Company or the Owner, as promptly as possible thereafter the Company or the Owner shall send to the Priority Agent for its own account or for the account of such Priority Lender, as the case may be, a certified copy of an original official receipt received by the Company or the Owner showing payment thereof. If the Company or the Owner fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Priority Agent the required receipts or other required documentary evidence, the Company and the Owner shall jointly and severally indemnify the Priority Agent and the Priority Lenders hereunder for any incremental taxes, interest or penalties that may become payable by the Priority Agent or any Priority Lender hereunder as a result of any such failure. The agreements in this Section 2.13 (a) shall survive the termination of this Agreement and the payment of the Priority Loans and all other amounts payable hereunder. No provision of this Section 2.13 shall be interpreted to limit any party's rights for indemnification under any provision of any other Operative Document; provided that no party shall be entitled to a double recovery with respect to any claim under this Section 2.13.

          (b)      Each Priority Lender or assignee under Section 10.6 of this Agreement that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Company and the Priority Agent (or, in the case of a Participant, to the Priority Lender hereunder from which the related participation shall have been purchased) two copies of either IRS Form W-8BEN, or Form W-8ECI, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Company or the Owner under this Agreement and the other Operative Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Company and the Owner at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Company and the Owner (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

          2.14     Change of Lending Office. Each Priority Lender hereunder agrees that if it makes any demand for payment under Section 2.11 or 2.13(a) of this Agreement, or if any applicable Requirement of Law prevents the issuance by it of any Priority Working Capital L/C it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Company or the Owner to make payments under Section 2.11 or 2.13(a) of this Agreement, or would permit the issuance of any Priority Working Capital L/C in the event any applicable Requirement of Law would otherwise prevent such issuance.

          2.15     Reduction and Termination of Commitments.

          (a)      A Class of Priority Commitments shall terminate on the last day of the Priority Commitment Period with respect to such Class.

          (b)      Without the prior written consent of the Required Priority Lenders, there shall be no reduction in the Priority Commitment with respect to either Class prior to the end of the Priority Commitment Period therefor other than (i) as provided in clause (c) below and (ii) in connection with a Post-Effective Event of Default as provided in Section 7.2 of this Agreement.

          (c)      In connection with any prepayment of the Priority Construction Loans under Section 6.5 of the Participation Agreement (as the same is in effect on and as of the Effective Date (after giving effect to the transactions intended to occur on such date) and without giving effect to any subsequent amendment, modification, waiver or supplement thereof unless agreed in writing by the Required Priority Lenders), the Priority Construction Loan Commitments shall be reduced automatically and permanently by an amount equal to the aggregate principal amount of Priority Construction Loans prepaid hereunder.

          2.16     Priority Agent Fee. The Priority Agent shall be paid a fee of $150,000 per annum for performing the duties of the Priority Agent under the Operative Documents. The Company shall pay such fee to the Priority Agent on the Effective Date and on each anniversary thereof. This fee, once paid, shall be non-refundable.

                     SECTION 3.      PRIORITY WORKING CAPITAL L/CS

          3.1     Priority Working Capital L/C Commitment. (a) Subject to the terms and conditions hereof, the Priority Working Capital L/C Issuer, in reliance on the agreements of the other Priority Lenders set forth in Section 3.4(a) of this Agreement, agrees to issue Priority Working Capital L/Cs (each, a "Priority Working Capital L/C") for the account of the Company and the Owner (provided that if the Petition Date has occurred, Priority Working Capital L/Cs may be issued only for the account of the Owner) on any Business Day during the Priority Commitment Period with respect to the Priority Working Capital Loan Commitments; provided that the Priority Working Capital L/C Issuer shall not issue any Priority Working Capital L/C if, after giving effect to such issuance, (i) the aggregate undrawn stated amount of all Priority Working Capital L/Cs outstanding at such time would exceed the Priority Working Capital L/C Commitment or (ii) the aggregate amount of the Available Priority Commitments with respect to Priority Working Capital Loan Commitments after giving effect to such issuance would be less than zero.

          (b)      Each Priority Working Capital L/C shall expire no later than the date that is five (5) Business Days prior to the Priority Expiration Date. At the time of any disbursement made by the Priority Working Capital L/C Issuer under any Priority Working Capital L/C, the amount available to be drawn under such Priority Working Capital L/C shall be reduced by the amount of such disbursement.

          (c)      The Priority Working Capital L/C Issuer shall not at any time be obligated to issue any Priority Working Capital L/C hereunder if such issuance would conflict with, or cause the Priority Working Capital L/C Issuer or any Priority Lender participating therein to exceed any limits imposed by, any applicable Requirement of Law.

          (d)      Each Priority Working Capital L/C shall (i) provide for at least three Business Days from the receipt by the Priority Working Capital L/C Issuer of a draft demanding payment on such Priority Working Capital L/C from the beneficiary thereunder until payment is due by the Priority Working Capital L/C Issuer to the beneficiary thereunder, (ii) be otherwise in form and substance reasonably satisfactory to the Priority Working Capital L/C Issuer and (iii) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the law of the State of New York.

          3.2     Procedure for Issuance, Amendment, Renewal or Extension of Priority Working Capital L/Cs. To request the issuance of a Priority Working Capital L/C (or the amendment, renewal or extension of an outstanding Priority Working Capital L/C), the Company or the Owner (as provided in Section 8 of this Agreement) shall hand deliver to the Priority Working Capital L/C Issuer and the Priority Agent (reasonably in advance of (but, in any event, at least three Business Days prior to) the requested date of issuance, amendment, renewal or extension) a Priority Working Capital Borrowing Notice (a) (i) requesting the issuance of a Priority Working Capital L/C or (ii) identifying the Priority Working Capital L/C to be amended, renewed or extended and (b) specifying (i) the date of issuance, amendment, renewal or extension (which shall be a Business Day), (ii) the date on which such Priority Working Capital L/C is to expire (which shall comply with paragraph (b) of Section 3.1 of this Agreement), (iii) the amount of such Priority Working Capital L/C, (iv) the name and address of the beneficiary thereof and (v) such other information as shall be necessary to prepare, amend, renew or extend such Priority Working Capital L/C. If requested by the Priority Working Capital L/C Issuer, the Company also shall submit a letter of credit application on the Priority Working Capital L/C Issuer's standard form in connection with any request for a Priority Working Capital L/C. The Priority Working Capital L/C Issuer shall not amend, renew or extend any Priority Working Capital L/C if, after giving effect to such amendment, renewal or extension: (x) the aggregate undrawn stated amount of all Priority Working Capital L/Cs outstanding at such time would exceed the Priority Working Capital L/C Commitment or (y) the aggregate amount of the Available Priority Commitments with respect to the Priority Working Capital Loan Commitments after giving effect to such amendment, renewal or extension would be less than zero. The Priority Working Capital L/C Issuer shall furnish a copy of each Priority Working Capital L/C to the Company or the Owner (as provided in Section 8 of this Agreement) promptly following the issuance thereof or any amendment, renewal or extension thereto. The Priority Working Capital L/C Issuer shall promptly furnish to the Priority Agent, which shall in turn promptly furnish to the Priority Lenders, notice of the issuance, amendment, renewal or extension of each Priority Working Capital L/C (including the amount thereof).

          3.3     Fees and Other Charges. )(a) The Company and the Owner jointly and severally promise to pay to the Priority Agent, for the account of each Priority Lender, a Priority Working Capital L/C commission with respect to each Priority Working Capital L/C, computed for the period from and including the date of issuance of such Priority Working Capital L/C to the date upon which such Priority Working Capital L/C expires, at the rate equal to the Priority Commission Rate, calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, on the product of (i) such Priority Lender's Priority Commitment Percentage and (ii) the average daily amount available to be drawn under such Priority Working Capital L/C during the period for which payment is made, payable monthly in arrears on each Interest Date occurring after the issuance date for such Priority Working Capital L/C. Such commissions shall be nonrefundable.

          (b)      The Company and the Owner jointly and severally promise to pay to the Priority Agent, for the account of the Priority Working Capital L/C Issuer, a fronting fee with respect to each Priority Working Capital L/C, computed for the period from and including the date of issuance of such Priority Working Capital L/C to the date upon which such Priority Working Capital L/C expires, at the rate per annum equal to the product of (i) 0.25% and (ii) the sum of the Priority Commitment Percentages of the Priority Lenders other than the Priority Lender which is the Priority Working Capital L/C Issuer, on the average daily amount available to be drawn under such Priority Working Capital L/C during the period for which payment is made, payable monthly in arrears on each Interest Date occurring after the issuance date of such Priority Working Capital L/C and on the expiration date of such Priority Working Capital L/C. Such fronting fee shall be non-refundable.

          (c)      In addition to the foregoing fees, the Company and the Owner jointly and severally promise to pay or reimburse the Priority Working Capital L/C Issuer on demand for (i) such normal and customary costs and expenses as are incurred or charged by the Priority Working Capital L/C Issuer in issuing, amending or otherwise administering any Priority Working Capital L/C and (ii) any taxes, fees, charges or other costs or expenses incurred by the Priority Working Capital L/C Issuer in connection with effecting payment under any Priority Working Capital L/C.

          (d)      The Priority Agent shall, promptly following its receipt thereof, distribute to the Priority Working Capital L/C Issuer and the Priority Lenders all fees and commissions received by the Priority Agent pursuant to this Section 3.3 as their interests appear.

          3.4     L/C Participations.

          (a)      By the issuance of a Priority Working Capital L/C (or an amendment to a Priority Working Capital L/C increasing the amount thereof) and without any further action on the part of the Priority Working Capital L/C Issuer or the Priority Lenders, the Priority Working Capital L/C Issuer irrevocably agrees to grant and hereby grants to each Priority Lender, and, to induce the Priority Working Capital L/C Issuer to issue Priority Working Capital L/Cs hereunder, each Priority Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Priority Working Capital L/C Issuer, on the terms and conditions hereinafter stated, for such Priority Lender's own account and risk an undivided interest equal to such Priority Lender's Priority Commitment Percentage in the Priority Working Capital L/C Issuer's obligations and rights under each Priority Working Capital L/C issued hereunder and the amount of each draft paid by the Priority Working Capital L/C Issuer thereunder. Each Priority Lender unconditionally and irrevocably agrees with the Priority Working Capital L/C Issuer that, if a draft is paid under any Priority Working Capital L/C for which the Priority Working Capital L/C Issuer is not reimbursed in full by the Company or the Owner pursuant to the terms of this Agreement, such Priority Lender shall pay to the Priority Working Capital L/C Issuer upon demand by the Priority Working Capital L/C Issuer at the Priority Working Capital L/C Issuer's address for notices specified in Section 12.2 of the Participation Agreement an amount equal to such Priority Lender's Priority Commitment Percentage of such Priority Working Capital L/C Reimbursement Obligation or any part thereof which is not so reimbursed. Each Priority Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Priority Working Capital L/Cs is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Priority Working Capital L/C or the occurrence and continuance of a Post-Effective Default or reduction or termination of the Priority Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Any payment made by a Priority Lender pursuant to this paragraph to reimburse the Priority Working Capital L/C Issuer for any draft paid by the Priority Working Capital L/C Issuer under any Priority Working Capital L/C (other than the funding of Priority Loans) shall not constitute a Priority Loan and shall not relieve the Company or the Owner of their joint and several obligation to pay the outstanding Priority Working Capital L/C Reimbursement Obligation.

          (b)      If any amount required to be paid by any Priority Lender to the Priority Working Capital L/C Issuer pursuant to Section 3.4(a) of this Agreement is paid to the Priority Working Capital L/C Issuer within three (3) Business Days after the date such payment is due, such Priority Lender shall pay to the Priority Working Capital L/C Issuer on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Priority Working Capital L/C Issuer, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Priority Lender pursuant to Section 3.4(a) of this Agreement is not made available to the Priority Working Capital L/C Issuer by such Priority Lender within three (3) Business Days after the date such payment is due, the Priority Working Capital L/C Issuer shall be entitled to recover from such Priority Lender, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Priority Loans. A certificate of the Priority Working Capital L/C Issuer submitted to any Priority Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c)      Whenever, at any time after the Priority Working Capital L/C Issuer has made payment under the Priority Working Capital L/C and has received from any Priority Lender its pro rata share of such payment in accordance with Section 3.4(a) of this Agreement, the Priority Working Capital L/C Issuer receives any payment related to such Priority Working Capital L/C (whether directly from the Company, the Owner, the Priority Agent or otherwise, including proceeds of Collateral applied thereto by the Security Agent), or any payment of interest on account thereof, the Priority Working Capital L/C Issuer will distribute to such Priority Lender its pro rata share thereof; provided, however, that in the event that any such payment received by the Priority Working Capital L/C Issuer shall be required to be returned by the Priority Working Capital L/C Issuer, such Priority Lender shall return to the Priority Working Capital L/C Issuer the portion thereof previously distributed by the Priority Working Capital L/C Issuer to it.

          3.5     Reimbursement by the Company.

          (a) The Company and the Owner hereby jointly and severally agree to reimburse the Priority Working Capital L/C Issuer on each date on which the Priority Working Capital L/C Issuer notifies the Company or, if the Owner is the account party, the Owner of the date and amount of a draft presented under any Priority Working Capital L/C and paid by the Priority Working Capital L/C Issuer for the amount of such draft so paid. Each such payment shall be made without set-off or counterclaim to the Priority Agent for the account of the Priority Working Capital L/C Issuer as provided in Section 2.10(b) of this Agreement in lawful money of the United States and in immediately available funds.

          (b) Interest shall be payable on Priority Working Capital L/C Reimbursement Obligations and any and all other amounts remaining unpaid by the Company or the Owner under this Section from the date such amounts become payable until payment in full at the Priority Overdue Rate with respect to Priority Loans.

          (c) Each drawing under a Priority Working Capital L/C shall constitute a request by the Company or the Owner (as provided in Section 8 of this Agreement) for a borrowing pursuant to Section 2.2 of this Agreement of Priority Working Capital Loans in the amount of such drawing. The Priority Working Capital Borrowing Date with respect to such borrowing shall be the date of payment by the Priority Working Capital L/C Issuer of such drawing. If the conditions to such borrowing are met or waived in accordance with Section 4.3 of this Agreement, the proceeds of such borrowing shall be applied to finance the Priority Working Capital L/C Reimbursement Obligation as and when the same arises.

          3.6     Obligations Absolute. The Company's and the Owner's joint and several reimbursement obligations in respect of any drawing under a Priority Working Capital L/C shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Company or the Owner may have or have had against the Priority Working Capital L/C Issuer, any beneficiary of a Priority Working Capital L/C or any other Person. The Company and the Owner also agree with each Priority Lender that such Priority Lender shall not be responsible for, and the Priority Working Capital L/C Reimbursement Obligations shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company or the Owner and any beneficiary of any Priority Working Capital L/C or any other party to which such Priority Working Capital L/C may be transferred or any claims whatsoever of the Company or the Owner against any beneficiary of such Priority Working Capital L/C or any such transferee. The Priority Working Capital L/C Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Priority Working Capital L/C, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Priority Working Capital L/C Issuer. The Company and the Owner agree that any action taken or omitted by the Priority Working Capital L/C Issuer under or in connection with any Priority Working Capital L/C or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the law of the State of New York, shall be binding on the Company and the Owner and shall not result in any liability of the Priority Working Capital L/C Issuer to the Company or the Owner.

          3.7     Priority Working Capital L/C Payments. If any draft shall be presented for payment under any Priority Working Capital L/C, the Priority Working Capital L/C Issuer shall promptly notify the Company, the Owner, the Priority Agent, the Administrative Agent and the Security Agent of the date and amount thereof; provided that any failure to give or delay in giving such notice shall not relieve the Company or the Owner of its obligation to reimburse the Priority Working Capital L/C Issuer and the Priority Lenders with respect to any such payment. The responsibility of the Priority Working Capital L/C Issuer to the Company in connection with any draft presented for payment under any Priority Working Capital L/C shall, in addition to any payment obligation expressly provided for in such Priority Working Capital L/C, be limited to determining that the documents (including each draft) delivered under such Priority Working Capital L/C in connection with such presentment are substantially in conformity with such Priority Working Capital L/C.

          3.8     Cash Collateralization. If any Post-Effective Event of Default shall occur and be continuing, on the Business Day that the Company or the Owner receives notice from the Priority Agent or the Required Priority Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Company and the Owner jointly and severally agree to deposit in the Priority Working Capital L/C Account for the benefit of the Priority Lenders, an amount in cash equal to the aggregate undrawn amount of all outstanding Priority Working Capital L/Cs as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Post-Effective Event of Default with respect to the Company or the Owner described in clause (k)(ii) of Section 7.1 of this Agreement. Moneys in such account shall be applied in accordance with the Security Deposit Agreement.

                              SECTION 4.      CONDITIONS PRECEDENT

          4.1     Conditions to Effectiveness. The effectiveness of this Agreement is subject to the occurrence of the Effective Date under the Second Omnibus Restructuring Agreement.

          4.2     Conditions to Each Priority Construction Loan. The obligation of each Priority Lender to make Priority Construction Loans on a PCL Funding Date is subject to the fulfillment to the satisfaction of, or waiver by, the Priority Agent acting at the direction of the Required Priority Lenders of the following conditions precedent on or prior to such PCL Funding Date:

          (a)      the Priority Agent, the Administrative Agent and the Security Agent shall have received a duly executed counterpart of an appropriately completed requisition in the form of Exhibit C (a "Priority Construction Requisition") delivered by the Company or the Owner (as provided in Section 8 of this Agreement) not later than 11:00 a.m. New York City time at least three Business Days prior to such PCL Funding Date. Each Priority Construction Requisition shall include the following:

          (i) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that the funds required by such Priority Construction Requisition will be used solely to pay the Subject Project Costs identified therein;

          (ii) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that, except as previously disclosed in writing to the Administrative Agent (prior to the Effective Date) or the Priority Agent, the work performed to date has been satisfactorily performed in a good and workmanlike manner and in accordance with the Construction Documents;

          (iii) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that undisbursed funds in the Construction Account and the remaining funds available during the Priority Commitment Period under the Priority Construction Loan Commitments are reasonably expected to be sufficient to complete the Project in accordance with the Construction Documents by the Outside Completion Date;

          (iv) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that (A) all proceeds of prior Requisitions and Priority Construction Requisitions have been expended or applied pursuant to the provisions of the relevant Operative Documents and the Project Budget or remain in the Construction Account to be applied against prior Requisitions or Priority Construction Requisitions and the Project Budget and (B) the items for which amounts are requested in the subject Priority Construction Requisition have not been the basis for a previous Requisition or Priority Construction Requisition;

          (v) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that no Post-Effective Default or Post-Effective Event of Default has occurred and is continuing

          (vi) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that the representations and warranties of the Company contained in this Agreement and the Second Omnibus Restructuring Agreement are true and accurate in all material respects as if made on and as of such PCL Funding Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

          (vii) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that the Insurance Requirements are satisfied;

          (viii) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that, since the Effective Date, no event, condition or circumstance has occurred that has had or would reasonably be expected to have a Material Adverse Effect; and

          (ix) confirmation by the Independent Engineer as to the matters set forth in clauses (ii) and (iii) above; and

          (b) no Post-Effective Default or Post-Effective Event of Default shall have occurred and be continuing;

          (c) since the Effective Date, no event, condition or circumstance has occurred that has had or would reasonably be expected to have a Material Adverse Effect; and

          (d) the representations and warranties of the Company contained in this Agreement and the Second Omnibus Restructuring Agreement are true and accurate in all material respects as if made on and as of such PCL Funding Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          4.3     Conditions to Each Priority Working Capital Loan. The obligations of the Priority Lenders to provide Priority Working Capital Loans under Section 2.2 of this Agreement and the obligation of the Priority Working Capital L/C Issuer to issue, amend or extend any Priority Working Capital L/C are subject to the fulfillment to the satisfaction of, or waiver by the Priority Agent (acting at the direction of the Required Priority Lenders) of, each of the following conditions precedent on such Priority Working Capital Borrowing Date.

          (a) Except with respect to a Priority Working Capital Borrowing Notice deemed delivered pursuant to Section 3.5(c) of this Agreement (for which no notice need be delivered pursuant to this Section 4.3(a)), the Priority Agent shall have received a duly executed counterpart of an appropriately completed borrowing notice in the form of Exhibit D (a "Priority Working Capital Borrowing Notice") delivered by the Company or the Owner (as provided in Section 8 of this Agreement) not later than 11:00 a.m. New York City time at least one Business Day prior to a proposed borrowing date under Section 2.2 of this Agreement or three Business Days prior to a proposed issuance date for a Priority Working Capital L/C under Section 3.2 of this Agreement (such proposed date, a "Priority Working Capital Borrowing Date"). Each Priority Working Capital Borrowing Notice shall include the following

          (i) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that no Post-Effective Default or Post-Effective Event of Default shall have occurred and be continuing (both before and after giving effect to the requested borrowing);

          (ii) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that the representations and warranties of the Company contained in this Agreement and the Second Omnibus Restructuring Agreement are true and accurate in all material respects as if made on and as of the Priority Working Capital Borrowing Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

          (iii) a description by the Company or the Owner (as provided in Section 8 of this Agreement) as to the use of the proceeds of the Priority Working Capital Loans being requested and a certification by the Independent Engineer that such Priority Working Capital Loans are required by the Company or the Owner (as provided in Section 8 of this Agreement) to pay Operating Costs and/or Priority Scheduled Debt Service;

          (iv) in the event that the Priority Working Capital Borrowing Notice requests the issuance of a Priority Working Capital L/C, the information required by Section 3.2 of this Agreement;

          (v) certification by the Company or the Owner (as provided in Section 8 of this Agreement) that since the Effective Date, no event, condition or circumstance has occurred that has had or would reasonably be expected to have a Material Adverse Effect;

          (b) no Post-Effective Default or Post-Effective Event of Default shall have occurred and be continuing (both before and after giving effect to the requested borrowing);

          (c) since the Effective Date, no event, condition or circumstance has occurred that has had or would reasonably be expected to have a Material Adverse Effect; and

          (d) the representations and warranties of the Company contained in this Agreement and the Second Omnibus Restructuring Agreement are true and accurate in all material respects as if made on and as of such Priority Working Capital Borrowing Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                     SECTION 5.      REPRESENTATIONS AND WARRANTIES

          5.1     Representations and Warranties of the Company. The Company represents and warrants to each of the other parties hereto as of the Effective Date, each PCL Funding Date and each Priority Working Capital Borrowing Date as follows:

          (a)      Organization; Powers. The Company (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite limited liability company power, authority and legal right to own, lease and operate the Project and other property and assets it purports to own or lease and to carry on its business as now being conducted and as proposed to be conducted in respect of the Project; (iii) is duly qualified as a foreign limited liability company in the State of California and is duly authorized to do business in each other jurisdiction where such qualification is required, except where the failure so to qualify would not materially and adversely affect the Company's ability to perform its obligations under the Transaction Documents; and (iv) has all requisite limited liability company power and authority to execute, deliver and perform its obligations under each Transaction Document and each other agreement or instrument contemplated thereby to which it is a party.

          (b)       Authorization and No Legal Bar. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and the consummation of any of the transactions contemplated thereby (i) have been duly authorized by all requisite action, including, if required, member action on the part of the Company and (ii) will not (A) violate, result in the breach of or constitute a default under, any Legal Requirement or Requirement of Law or Contractual Obligation applicable to or binding on it as of the date hereof, (B) be in conflict with or result in a breach of the limited liability company agreement of the Company or constitute (alone or with notice or lapse of time or both) a Default, Event of Default, Post-Effective Default or Post-Effective Event of Default or (C) result in or require the creation or imposition of any Lien (other than a Permitted Lien) upon or with respect to any of the Collateral.

          (c)Enforceability. Each Transaction Document to which the Company is a party has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (d)      Consents. No consent or other action by (i) any holder or trustee of any indebtedness or other obligations of the Company or (ii) any other Person under any Legal Requirement, Requirement of Law or Contractual Obligation applicable to or binding on the Company is or will be required by the Company in connection with the execution, delivery and performance by the Company of each Transaction Document to which it is a party and the consummation of any of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

          (e)      Financial Statements. The financial statements of the Company furnished to the Creditors pursuant to Section 5.1(c)(i) and (ii) of the Participation Agreement most recently prior to the Effective Date fairly present, and each financial statement of the Company delivered on or after the Effective Date pursuant to this Agreement will fairly present, the financial condition and results of operations and cash flows of the Company as of such dates and for such periods. All such financial statements were or will be prepared in accordance with GAAP applied on a consistent basis.

          (f)      Business. The Company has not engaged in any business or activity other than in connection with the development, acquisition, construction, leasing, operation and financing of the Project.

          (g)      Litigation. Except as set forth on Schedule 5.1(g) to this Agreement, there is no (i) injunction, writ, preliminary restraining order or other order of any nature by an arbitrator, court or any other Governmental Authority, or (ii) action, suit, arbitration, investigation or proceeding at law or in equity by or before any arbitrator, court or any Governmental Authority pending against the Company or, to the best of the Company's knowledge, threatened against the Company or any property or other assets or rights of the Company with respect to any Transaction Document, the Project or against any other Material Project Participant, that would reasonably be expected to result in a Material Adverse Effect.

          (h)      Compliance with Law. Except as set forth on Schedule 5.1(h) to this Agreement and with respect to which arrangements reasonably satisfactory to the Priority Agent have been made, the Company and the Project are in compliance with all Legal Requirements, Governmental Actions applicable to either the Company or the Project and all material terms and provisions of all Project Contracts, except for such noncompliance as in any case would not reasonably be expected to result in a Material Adverse Effect.

          (i)      No Post-Effective Default. No Post-Effective Event of Default or Post-Effective Default has occurred and is continuing.

          (j)      Federal Reserve Regulations. Neither the Company nor any of the members in the Company is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purposes of purchasing or carrying any margin stock, within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System. No part of the proceeds of any loans will be used for "purchasing" or "carrying" any "margin stock" as so defined, or for extending credit to others for the purpose of purchasing or carrying margin stock, or for any purpose which would violate, or cause a violation of, any such regulation.

          (k)      Investment Company Act. The Company is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act.

          (l)      Utility Regulation.

           (i)      The Company was determined by an order of the FERC issued November 23, 1999, in Docket No. EG00-5-000, 89 FERC Paragraph 62,148 (1999), to be an EWG. As a result of such order, the Company is an EWG and as such cannot be considered to be an "electric utility company" or a "public utility company" under PUHCA and is exempt from all provisions of PUHCA (other than section 9(a)(2) thereof). Such order was validly issued by the FERC and is final and in full force and effect. Neither such order nor the status of the Company as an EWG is the subject of any pending or threatened judicial or administrative proceeding.

           (ii)      The Company was granted by an order of the FERC issued November 23, 1999, in Docket No. ER00-107-000, 89 FERC Paragraph 61,202 (1999), and continues to have, authority under the Federal Power Act to sell at wholesale, from the Project or otherwise, electric capacity and energy and certain energy-related products at "market-based" rates, and such authority is not subject to any rate cap (whether based on cost or otherwise) or any other market power mitigation measure. Such order was validly issued by the FERC and is final and in full force and effect, and all applicable periods for the filing of any request for rehearing or application for judicial review of such order have expired without any such request or application having been filed. Neither such order nor such authority of the Company is the subject of any pending or threatened judicial or administrative proceeding.

          (iii)      The Owner was determined by an order of the FERC issued February 25, 2000 in Docket No. EG00 -75-000, 90 FERC Paragraph 62,136 (2000), to be an EWG. As a result of such order, the Owner is an EWG and as such cannot be considered to be an "electric utility company" or a "public utility company" under PUHCA and is exempt from all provisions of PUHCA (other than section 9(a)(2) thereof). Such order was validly issued by the FERC and is final and in full force and effect. Neither such order nor the status of the Owner as an EWG is the subject of any pending or threatened judicial or administrative proceeding.

          (iv)      The Company is not, and will not by reason of (A) the leasing, operation or maintenance of the Project by the Company, (B) the ownership of the Project by the Owner or the leasing of the Project by the Owner to the Company as contemplated by the Transaction Documents, (C) the making of loans or other extensions of credit or investments as contemplated by the Transaction Documents or (D) any other transaction contemplated by any Transaction Document, be or otherwise become a "public utility" as defined for purposes of the California Public Utilities Code (including any of the rules and regulations thereunder).

          (v)      Neither the Owner nor any Creditor will, solely by reason of (A) the leasing, operation or maintenance of the Project by the Company, (B) the ownership of the Project by the Owner or the leasing of the Project by the Owner to the Company as contemplated by the Transaction Documents, (C) the making of loans or other extensions of credit or investments as contemplated by the Transaction Documents or (D) any other transaction contemplated by any Transaction Document, be or otherwise become a "public utility", a "public utility company", a "public utility holding company", an "electric utility" or an "electric utility company" (or an affiliate of any thereof) under PUHCA, the Federal Power Act or the California Public Utilities Code (including any of the rules and regulations under any thereof) or otherwise subject to regulation under PUHCA, the Federal Power Act or the California Public Utilities Code (including any of the rules and regulations under any thereof).

          (m)      Taxes. The Company has filed, or caused to be filed, all Federal, state, local and foreign tax and information returns that are required to have been filed by it in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent the same have become due and payable, except to the extent there is a good faith contest thereof by appropriate proceedings by the Company which are described on Schedule 5.1(m) to this Agreement and for which the Company shall have set aside adequate reserves to the extent required by GAAP.

          (n)      Collateral. The Owner and the Company have good title to, or a valid leasehold, license, easement or other interest in, the Facility Site, the Appurtenant Rights relating to the Facility Site and the tangible personal property forming a part of the Collateral purported to be covered by the Security Documents to which it is a party, subject to no Liens other than Permitted Liens (and Mechanic's Liens in excess of $3 million with respect to which the Priority Agent has not yet notified the Company or the Owner that the existence of such Mechanic's Liens constitutes a Post-Effective Default or Post-Effective Event of Default under Section 7.1(c) of this Agreement). Except to the extent possession is required for perfection, all filings, recordings, registrations and other actions have been made, obtained and taken in all relevant jurisdictions that are necessary to create and perfect the Liens in all right, title, estate and interest of the Company and the Owner in the personal property forming the Collateral, subject to no Liens other than Permitted Liens (and Mechanic's Liens in excess of $3 million with respect to which the Priority Agent has not yet notified the Company or the Owner that the existence of such Mechanic's Liens constitutes a Post-Effective Default or Post-Effective Event of Default under Section 7.1(c) of this Agreement).

          (o)      Intellectual Property. The Company has obtained and holds in full force and effect all patents, trademarks, copyrights and other such rights or adequate licenses therein, free from restrictions which could reasonably be expected to result in a Material Adverse Effect, which are necessary for the ownership, operation and maintenance of the Project.

          (p)      ERISA and Employees. The Company does not sponsor, maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability under, any employee benefit plan within the meaning of section 3(3) of ERISA nor since the date which is six years immediately preceding the Effective Date has the Company established, sponsored, maintained, administered, contributed to, participated in, had any obligation to contribute to or liability under, any such plan. The Company and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA and the Code and all other laws applicable to such plans, including the Age Discrimination in Employment Act, the Americans With Disabilities Act and Title VII of the Civil Rights Act.

          (q)      Governmental Actions. (i) All material Governmental Actions necessary for the construction, operation, use, leasing and ownership of the Project, and all Governmental Actions necessary for the routine maintenance of the Project, are identified in Schedule 5.1(q) to this Agreement, (ii) all Governmental Actions necessary for the construction and operation of the Project, and all Governmental Actions necessary for the routine maintenance of the Project, that have been obtained on or prior to the Effective Date (which Governmental Actions are set forth on Part A of Schedule 5.1(q) to this Agreement) have been duly obtained and are in full force and effect on the Effective Date and, except as specified on Part A of Schedule 5.1(q) to this Agreement, are not subject to any appeal or further proceeding and (iii) the Company has no reason to believe that all Governmental Actions necessary for the construction, operation, use, leasing, ownership and routine maintenance of the Project that have not been obtained on or prior to the Effective Date (which Governmental Actions are set forth on Part B of Schedule 5.1(q) to this Agreement) will not be obtained in the ordinary course of business on or prior to the date such Governmental Actions will be required to permit the timely construction, operation, use, leasing, ownership and routine maintenance of the Project.

         (r)      Utility Services. All utility services, road way access and fuel and power connection services necessary for the construction, operation and maintenance of the Project for its intended purposes are or will be available for the Project as and when required on commercially reasonable terms.

          (s)      Use of Proceeds. Priority Working Capital L/Cs issued for the account of the Company and the proceeds of the Priority Loans received directly by the Company shall be applied by the Company solely in accordance with the provisions of Section 6.1(w) of this Agreement.

          5.2     Representations and Warranties of the Owner. The Owner represents and warrants to each of the other parties hereto as follows:

      (a)      Organization; Powers. The Owner (i) is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite trust power, authority and legal right to own the Project and other property and assets it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Project; (iii) is duly authorized to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not materially and adversely affect the Owner's ability to perform its obligations under the Transaction Documents; and (iv) has all requisite trust power and authority to execute, deliver and perform its obligations under each Transaction Document and each other agreement or instrument contemplated thereby to which it is a party.

          (b)      Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Owner, nor the consummation of the transactions contemplated thereby by the Owner, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval (which approval has not been obtained) of any party or approval or consent of any trustee or holders of any indebtedness or obligations of the Owner; (ii) contravenes or will contravene any Legal Requirement or Requirement of Law applicable to or binding on it as of the date hereof; (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien on any of its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other material agreement or material instrument to which it is a party or by which it or its properties may be bound; or (iv) does or will require any Governmental Action by any Governmental Authority.

          (c)      Enforceability. Each Operative Document to which it is a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (d)      Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Owner (i) with respect to any of the Operative Documents or any of the transactions contemplated hereby or thereby or (ii) that would reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Owner.

          (e)      No Assignment. The Owner has not assigned or transferred any of its right, title or interest in or under, any Operative Document or the Project, except in accordance with the Operative Documents.

          (f)      Use of Proceeds. Priority Working Capital L/Cs issued for the account of the Owner and the proceeds of the Priority Loans received directly by the Owner shall be applied by the Owner solely in accordance with the provisions of Section 6.3(j) of this Agreement.

          (g)      Principal Place of Business. The Trust's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are kept is located at the offices of the Trust Company in Wilmington, Delaware.

          5.3     Representations and Warranties of the Trust Company. The Trust Company represents and warrants to each of the other parties hereto that:

          (a)      Due Organization, etc. It is a Delaware banking corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Trust Agreement and has the corporate power and authority to act as the trustee under the Trust Agreement and to enter into and perform the obligations under each of the other Operative Documents to which Trust Company or the Owner, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Effective Date in connection with or as contemplated by each such Operative Document to which the Trust Company or the Owner, as the case may be, is or will be a party.

          (b)      Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it or (assuming due authorization, execution and delivery of the Trust Agreement by the Investors) the Owner, as the case may be, is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations; (ii) does or will contravene any current United States federal law, governmental rule or regulation relating to its banking or trust powers; (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected; or (iv) does or will require any Governmental Action by any Governmental Authority of the United States or the State of Delaware regulating its banking or trust powers.

          (c)      Trust Company Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of each Investor, each other Operative Document to which Trust Company or the Owner, as the case may be, is a party have been, or on or before the Effective Date will be, duly executed and delivered by Trust Company or the Owner, as the case may be, and the Trust Agreement and each such other Operative Document to the extent entered into by the Trust Company constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company in accordance with the terms thereof except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (B) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (d)      Litigation. No action, investigation, suit or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Trust Company with respect to any of the Operative Documents to which it is or will be a party or any of the transactions contemplated hereby or thereby.

          (e)      Holding Company Act and Federal Power Act. It is not an "electric utility", "electric utility company", "public utility", "public-utility company", "holding company" or a "subsidiary" or "affiliate" of any of the foregoing, under the Federal Power Act or PUHCA.

                         SECTION 6.      COVENANTS

          6.1     Affirmative Covenants of the Company. Unless and until all Priority Obligations have been paid in full and the Priority Commitments have been terminated or expired, the Company covenants and agrees that:

          (a)      Maintenance of Existence and Governmental Action. The Company shall at all times (i) preserve and maintain in full force and effect (A) its existence as a limited liability company and its good standing under the laws of the State of Delaware and its qualification to do business in the State of California and (B) its qualification to do business in each other jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary, (ii) except as otherwise expressly permitted in the Transaction Documents as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders), obtain and maintain in full force and effect all material Governmental Actions and other consents and approvals required at any time in connection with the construction, use, leasing, maintenance, ownership or operation of the Project, and (iii) except as otherwise expressly permitted in the Transaction Documents as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders), preserve and maintain good and marketable title to or a valid leasehold, easement or other interest in its properties and assets (subject to no Liens other than Permitted Liens (and Mechanic's Liens in excess of $3 million with respect to which the Priority Agent has not yet notified the Company or the Owner that the existence of such Mechanic's Liens constitutes a Post-Effective Default or Post-Effective Event of Default under Section 7.1(c) of this Agreement)).

          (b)      Inspection of Books and Records. The Company shall keep proper books and records and accounts in accordance with GAAP and in compliance in all material respects with all applicable Legal Requirements, Requirements of Law and Governmental Actions and make the same available for inspection by the Priority Agent and each Priority Lender.

          (c)      Financial Statements. The Company shall furnish to the Priority Agent:

          (i)      all financial statements required to be delivered to the Administrative Agent pursuant to Section 5.1(c)(i) and (ii) of the Participation Agreement (which provisions are hereby incorporated herein by reference as the same are in effect as of the Effective Date as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, modification, supplement or waiver thereof unless agreed by the Required Priority Lenders) as and when the same are due to be delivered to the Administrative Agent thereunder;

          (ii)      on or before the fifteenth Business Day of each calendar month, an unaudited balance sheet for the Company and contemporaneously with the delivery thereof, copies of all reports, financial information, statements and other documents delivered to NEG's revolving credit lenders; and

          (iii)      each time the financial statements of the Company are delivered under clause (i) or (ii) of this Section 6.1(c), a certificate signed by a Responsible Officer of the Company shall be delivered along with such financial statements, certifying that such Responsible Officer has made or caused to be made a review of the transactions and financial condition of the Company during the relevant fiscal period and that such review has not, to the best of such Responsible Officer's knowledge, disclosed the existence of any event or condition which constitutes a Post-Effective Default or a Post-Effective Event of Default or if any such event or condition existed or exists, the nature thereof and the corrective actions that the Company has taken or proposes to take with respect thereto (and the Company shall deliver a copy of said certificate to the Administrative Agent).

          (d)      Compliance with Laws. The Company shall comply with, and shall ensure that the Project is constructed and operated in compliance with, and shall make such alterations to the Project as may be required for compliance with, all applicable Legal Requirements and Governmental Actions, except where non-compliance would not reasonably be expected to have a Material Adverse Effect.

          (e)      Notices.

          (i)      Promptly upon obtaining knowledge thereof, the Company shall give notice to the Priority Agent and the Administrative Agent of: (A) any Post-Effective Default or Post-Effective Event of Default, together with a description of any action being taken or proposed to be taken with respect thereto and (B) timely notice of the commencement of any material litigation or other proceeding against NEG or any of its Subsidiaries.

          (ii)      Promptly upon obtaining knowledge thereof, the Company shall give notice to the Priority Agent of any matter for which the Company is required to give notice to the Administrative Agent pursuant to Section 5.1(e) of the Participation Agreement (which provisions are hereby incorporated herein by reference as the same are in effect as of the Effective Date as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, modification, supplement or waiver thereof unless agreed by the Required Priority Lenders).

          (f)      EPC Contract Matters; Other Information. The Company shall:

          (i)      promptly after its receipt thereof, deliver to the Priority Agent copies of each monthly progress report received by the Company from the EPC Contractor under Section 12.5.1 of the EPC Contract and each progress report received by the Company from any Related Facilities Contractor and, with each Priority Construction Requisition, deliver to the Priority Agent and the Administrative Agent copies of each invoice received by the Company from the EPC Contractor pursuant to the EPC Contract and from each Related Facilities Contractor pursuant to the Related Facilities Construction Contracts since the date of the immediately preceding Requisition (in the case of the first Priority Construction Requisition) or Priority Construction Requisition;

          (ii)      concurrently with its delivery thereof to the EPC Contractor or any Related Facilities Contractor, deliver to the Priority Agent, copies of each material notice or other communication delivered by the Company to the EPC Contractor or such Related Facilities Contractor pursuant to the EPC Contract or the relevant Related Facilities Construction Contract;

          (iii)      promptly, from time to time, such other information regarding the operations, business affairs and financial conditions of the Company or the Project as the Priority Agent, the Administrative Agent, the advisers retained by (or on behalf of) or counsel to the Priority Agent or the Administrative Agent may reasonably request; and

          (iv)      to the extent that the EPC Contract is amended and restated in a manner so as to permit the EPC Contractor to achieve Substantial Completion without meeting the performance criteria in effect as of August 1, 2002, promptly after its receipt thereof, deliver to the Priority Agent any "Cure Period Plan" and "Outage Plan" (howsoever described) delivered under the EPC Contract as so amended and restated.

          (g)      Maintenance of Insurance. The Company shall maintain insurance against physical loss, public liability, property damage and other insurance, all as set forth on Schedule 6.1(g) to this Agreement.

          (h)      Insurance Certificate. Within 30 days after the end of each Fiscal Year, the Company shall submit to the Priority Agent and the Administrative Agent a certificate certifying that insurance meeting the Insurance Requirements is in full force and effect and that all premiums then due in respect of such insurance have been paid.

          (i)      Taxes. The Company will pay and discharge promptly when due all material Taxes and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP, have been set aside, and failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Effect.

          (j)      Preservation of Security Interests. The Company shall preserve the security interests granted under the Security Documents and upon request by the Priority Agent undertake all actions which are necessary or appropriate in the reasonable judgment of the Priority Agent to (i) maintain the Security Agent's security interest in the Collateral in full force and effect at all times (including the priority thereof), and (ii) preserve and protect the Collateral and protect and enforce the Company's rights and title and the rights of the Security Agent to the Collateral, including the making or delivery of all filings and recordations, the payments of fees and other charges and the issuance of supplemental documentation.

          (k)      Project Budget.

          (i) The Company shall cause the Project to be completed in accordance with the Project Budget.

          (ii) The Company shall, on the third Business Day of each month commencing in the month following the month in which the Effective Date occurs, deliver to the Priority Agent for its approval (such approval to be given by the Priority Agent acting in consultation with the Independent Engineer) a revised Project Budget updated based on relevant recent information regarding the Project. Upon approval of such revised Project Budget, such Project Budget shall be deemed to be the Project Budget for all purposes under the Operative Documents; provided that if the Priority Agent fails to approve such Project Budget, the Project Budget in effect at the time the rejected budget was submitted shall continue to be in effect.

          (l)      Annual Budget.

          (i) Each Annual Budget shall be subject to the approval of the Priority Agent (acting in consultation with the Independent Engineer).

          (ii) Not less than 10 days prior to the start of each calendar month falling after the calendar month in which the Completion Date occurs, the Company shall submit to the Priority Agent and the Administrative Agent a revised operating plan and budget which updates and amends the Annual Budget then in effect for the applicable Fiscal Year. The Priority Agent shall have the right to approve any such update or amendments to the Annual Budget in consultation with the Independent Engineer. Any such updates or amendments approved by the Priority Agent shall become part of the Annual Budget for such Fiscal Year.

          (iii) The Company will operate and maintain the Project, or cause the Project to be operated and maintained, in accordance with the Annual Budget.

          (m)      Market Forecasts. The Company shall furnish or cause to be furnished to the Priority Agent the Independent Forecast delivered to the Administrative Agent pursuant to Section 5.1(m) of the Participation Agreement (which provision is hereby incorporated herein by reference as the same are in effect as of the Effective Date as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, modification, supplement or waiver thereof unless agreed by the Required Priority Lenders); provided that the Independent Forecast must be prepared by the Independent Power Market Consultant or another independent nationally recognized forecasting consultant reasonably acceptable to the Priority Agent.

          (n)      Inspection of Project. The Company agrees that the Priority Agent, Administrative Agent, the Independent Engineer and other consultants engaged by the Administrative Agent may visit the Project at any time and from time to time after reasonable notice (and the reasonable costs and expenses of such Person incurred in connection with such visit shall be paid by Company) so long as such visit does not unreasonably interfere with the construction, operation, maintenance, start-up or testing of the Project.

          (o)      Plans and Specifications; As-built Survey. The Company shall at all times cause a complete set of the current and (when available) as-built plans and specifications (and all supplements thereto) relating to the Project to be maintained at the Facility Site's corporate office or the EPC Contractor's offices and available for inspection by the Independent Engineer, the Priority Agent or its representative and the Administrative Agent or its representative. The Company shall, not later than three months after "Final Completion" (as defined in the EPC Contract), cause an as-built survey to be prepared and delivered to the Independent Engineer, the Priority Agent and the Administrative Agent (with sufficient copies for the Creditors).

          (p)      EPC Contract Performance Tests. The Company shall give the Independent Engineer, the Administrative Agent and the Priority Agent (and their respective designees) reasonable prior notice of, all performance tests under the EPC Contract and shall permit such Persons to witness and verify all such tests.

          (q)      Operation and Maintenance. The Company shall, or shall cause the Operator to, use, maintain and operate the Project in compliance with generally accepted prudent operating and maintenance practices, the material provisions of all relevant Project Contracts and California ISO requirements.

          (r)      Required Modifications to Facilities. The Company shall, in accordance with plans approved by the Priority Agent (acting in consultation with the Independent Engineer), make Required Modifications.

          (s)      EWG Status; Market-Based Rate Authority. The Company shall maintain at all times its status as an EWG and its authority to sell at wholesale electric capacity and energy and certain energy-related products at market-based rates (not subject to any rate cap or other market power mitigation measure unless such measure is applied to all participants in the relevant market), and (notwithstanding any provision of any Operative Document) the Company shall not take or omit to take any action which action or omission could reasonably be expected to result in the loss of such status or such authority.

          (t)      Operating Agreements. The Company shall use reasonable efforts to enter into a consent to assignment agreement with Kern River Gas with respect to the Gas Operating Agreement, reasonably satisfactory to the Priority Agent.

          (u)      After Acquired Property. If the Company obtains any right, title or interest in any real property identified on Schedule 6.1(u) to this Agreement it shall (i) assign such right, title or interest to the Owner, (ii) record a supplement to the Deed of Trust and the joinder to Deed of Trust in form and substance reasonably satisfactory to the Security Agent thereby encumbering such right, title or interest by the lien of the Deed of Trust and the joinder to Deed of Trust, and (iii) obtain a supplement to Lenders' Title Policy insuring the first priority of the Deed of Trust over such real property necessary for the Transmission Line (subject only to encumbrances expressly approved by the Priority Agent) and otherwise in form and substance reasonably satisfactory to the Priority Agent.

          (V)      Weekly Reporting. The Company shall deliver to the Priority Agent and the Administrative Agent on the third Business Day of each week after the Effective Date: (i) a sources and uses report in form satisfactory to the Priority Agent; (ii) a forecast of the Company's cash receipts and disbursements for the ensuing 13-week period beginning with the subsequent calendar week, together with a comparison of actual results to prior forecasts, each in form and substance reasonably satisfactory to the Priority Agent; and (iii) a certification by a Responsible Officer of the Company that no Post-Effective Default or Post-Effective Event of Default has occurred and is continuing.

          (W)      Use of Proceeds.

          (i) The Company shall use the proceeds of Priority Construction Loans made available to it solely for the purpose of paying Subject Project Costs and in accordance with the Priority Construction Requisition related to such funding.

          (ii) The Company shall use the proceeds of Priority Working Capital Loans made available to it solely for the purposes of: (A) paying Operating Costs and Priority Scheduled Debt Service in accordance with the Priority Working Capital Borrowing Notice related to such funding and (B) financing Priority Working Capital L/C Reimbursement Obligations.

          (iii) The Company shall only request the issuance of Priority Working Capital L/Cs solely for the purpose of providing security to Persons that are not Affiliates of the Company in respect of gas purchase and gas transportation agreements and power sale agreements to which such Persons and the Company or the Owner are party (or to which the Company or the Owner become a party).

          6.2     Negative Covenants of the Company. Unless and until all Priority Obligations have been paid in full and the Priority Commitments have been terminated or expired, the Company covenants and agrees that:

          (a)      Limitation on Fundamental Changes, Subsidiaries and Disposition of Assets. The Company shall not enter into any transaction of merger or consolidation, change its form of organization or its business, liquidate or dissolve itself (or suffer any liquidation or dissolution), or amend its governing instruments in any material respect. The Company shall not have any Subsidiaries, or purchase or otherwise acquire all or substantially all of the assets of any other Person. In addition, except as provided below or as expressly permitted in the Project Contracts, the Company shall not sell, lease (as lessor) or transfer (as transferor) any property or assets material to the operation of the Project except in the ordinary course of business or to the extent that such property is worn out or is no longer useful or necessary in connection with the operation of the Project; provided, however, that the Company shall not, in any event, sell, lease or transfer any of such property or assets without the written approval of the Priority Agent if the aggregate fair market value of all sales, leases and transfers in the current fiscal year exceeds $5 million escalated at the GDPIPD starting January 1, 2000.

          (b)      Limitation on Nature of Business. The Company shall not engage in any business other than the development, acquisition, construction, leasing, operation and financing of the Project as contemplated by the Transaction Documents as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders).

          (c)      Limitation on Liens. The Company shall not create, incur, assume or suffer to exist any Lien upon the Project or any other part of the Collateral, whether now owned or hereafter acquired, other than Permitted Liens.

          (d)      Limitation on Indebtedness. The Company shall not create or incur or suffer to exist any Indebtedness except for: (i) Indebtedness incurred under the Operative Documents prior to the Effective Date which claims are structurally subordinated to claims hereunder subject to Section 7.03 of the Second Omnibus Restructuring Agreement; (ii) financial obligations arising under the Project Contracts; and (iii) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered.

          (e)      Limitation on Transactions with Affiliates. The Company shall not, and shall not permit the Operator to, enter into any transaction or agreement with any Affiliate except any Transaction Document as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders), unless such transaction or agreement is approved by the Required Priority Lenders.

          (f)      Limitation on Changes to PGET Power Purchase and Gas Supply Agreements. The Company shall not enter into any Fixed Price PGET Power Purchase Agreement or Fixed Price PGET Gas Supply Agreement except with the prior approval of the Required Priority Lenders.

          (g)      Limitation on Third Party Power Purchase and Gas Supply Arrangements. The Company shall not enter into any Third Party Power Purchase Agreements or Third Party Gas Supply Agreements except with the prior approval of the Required Priority Lenders.

          (h)      Limitation on Amendments to Project Contracts. The Company shall not terminate, amend or modify any Project Contract except with the written consent of the Required Priority Lenders.

          (i)      Limitation on Distributions and Payments on Subordinated Debt. The Company shall not make any distribution or payment on account of any membership or other equity interest in the Company or any payment on account of any Subordinated Debt.

          (j)      Limitation on Actions Resulting in Regulation of Parties. The Company shall not take any action (or omit to take any action which it has the authority to take) which action (or omission) could reasonably be expected to result in either:

          (i)       the Company's being deemed by any Governmental Authority having jurisdiction to be or otherwise becoming a "public utility" as defined in, or otherwise subject to regulation under, the California Public Utilities Code; or

          (ii)       the Owner or any Creditor being deemed by any Governmental Authority having jurisdiction to be or otherwise becoming, solely by reason of the transactions contemplated by the Transaction Documents, a "public utility", a "public utility company", a "public utility holding company", an "electric utility", or an "electric utility company" (or an affiliate of any thereof) under any applicable law (including PUHCA, the Federal Power Act or the California Public Utilities Code or otherwise subject to any regulation relating to any such type of entity (or affiliates thereof) under any Legal Requirement or Requirement of Law (including PUHCA, the Federal Power Act or the California Public Utilities Code).

          (k)      Hazardous Substances. The Company shall not release, emit or discharge into the environment any Hazardous Substances other than in compliance with all Legal Requirements, except where such non-compliance could not reasonably be expected to have a Material Adverse Effect.

          (l)      Conversion Date. The Company shall not take any action to or otherwise suffer or permit the Conversion Date to occur without the prior written consent of the Required Priority Lenders.

          (m)      Optional Modifications. The Company shall not make any Optional Modification unless such Modification is approved by the Priority Agent acting with the written consent of the Required Priority Lenders.

          (n)      Additional Project Contracts. The Company shall not enter into any Additional Project Contract unless approved by the Priority Agent acting with the written consent of the Required Priority Lenders.

          6.3     Covenants of the Owner, the Trustee and the Trust Company. Unless and until all Priority Obligations have been paid in full and all Priority Commitments have been terminated or expired:

          (a)      Discharge of Liens. Each of the Owner, the Trustee and the Trust Company will not create, permit, incur, assume or suffer to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, and indemnify and hold harmless the other Creditors and the Company against all losses, costs and damages arising from all Owner Liens attributable to it or any of its Affiliates; provided, however, that no such Person shall be required so to discharge any such Owner Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Project or title thereto or any interest therein or the payment of Rent.

          (b)      Trust Agreement. Without prejudice to any right under the Trust Agreement of the Trust Company to resign, or the Investors' right under the Trust Agreement to remove the Trust Company, each of the Trustee and the Trust Company hereby agrees with the Company and other Creditors (i) not to terminate or revoke the trust created by the Trust Agreement unless the Secured Obligations are paid in full, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement or any other Operative Document without the prior written consent of any party hereto adversely effected by such amendment and (iii) to comply with all of the terms of the Trust Agreement.

          (c)      Successor Trust Company. The Trust Company or any successor may resign or be removed by the Investors as trustee, a successor trustee may be appointed, and a corporation may become the trustee under the Trust Agreement, only in accordance with the provisions of Article 10 of the Trust Agreement and with the consent of the Priority Agent, which consent shall not be unreasonably withheld or delayed.

          (d)      Other Business; Indebtedness. The Owner shall not (i) conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Transaction Documents as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders) and other activities incidental or related to the foregoing, or (ii) own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in clause (i), or incur, create, assume or otherwise suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in clause (i) (including the Loans, Priority Loans and other obligations incurred by the Owner pursuant to the Transaction Documents).

          (e)      Change of Principal Place of Business. Each of the Trustee, the Owner and the Trust Company shall give at least 30 days prior written notice to the Company, the Priority Agent and each other Creditor if its principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Project are kept, shall cease to be located in Wilmington, Delaware or if it shall change its name.

          (f)      Disposition of Assets. The Owner shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly permitted by the Transaction Documents as in effect as of the Effective Date (unless subsequently amended with the written consent of the Required Priority Lenders).

          (g)      Financial Statements. The Owner, or the Company on its behalf, shall provide to any Priority Lender at such Priority Lender's request on the Effective Date and on or prior to September 30 of each year copies of (A) a balance sheet of the Trust as of the end of the then most recently ended calendar year of the Owner and (B) a profit and loss statement of the Owner for the one-year period ended as of the end of such calendar year, in each case signed by a Responsible Officer of the Owner if so requested by such Priority Lender.

          (h)      Compliance with Operative Documents; Actions Under Project Contracts. The Owner shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Document to which it is a party. Except as expressly contemplated by the related Consent to Assignment or, following the occurrence of an Event of Default or Post-Effective Event of Default, in connection with the enforcement of remedies under the Operative Documents, the Owner shall not take any action under any Project Contract.

          (i)      No Voluntary Bankruptcy. Each of the Owner, the Trustee and the Trust Company shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to the Owner or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for the Owner or for all or any substantial benefit of the Owner's creditors, in each case without the prior written consent of the Required Priority Lenders; and each of the Owner, the Trustee and the Trust Company shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph without the prior written consent of the Required Priority Lenders.

          (j)      Use of Proceeds.

          (i) The Owner shall use the proceeds of Priority Construction Loans made available to it solely for the purpose of paying Subject Project Costs and in accordance with the Priority Construction Requisition related to such funding.

          (ii) The Owner shall use the proceeds of Priority Working Capital Loans made available to it solely for the purposes of: (A) paying Operating Costs and Priority Scheduled Debt Service in accordance with the Priority Working Capital Borrowing Notice related to such funding and (B) financing Priority Working Capital L/C Reimbursement Obligations.

          (iii) The Owner shall only request the issuance of Priority Working Capital L/Cs solely for the purpose of providing security to Persons that are not Affiliates of the Company in respect of gas purchase and gas transportation agreements and power sale agreements to which such Persons and the Owner are party (or to which the Owner becomes a party).

                         SECTION 7.       EVENTS OF DEFAULT

          7.1     Events of Default. Each of the following events shall constitute a "Post-Effective Event of Default":

          (a)      Payments. The Company or the Owner shall fail to make payment of (i) of any interest, fees or other amounts (other than principal) payable in respect of Priority Loans or otherwise payable under this Agreement within five Business Days after the sum has become due and payable, or (ii) any principal in respect of Priority Loans or any Priority Working Capital L/C Reimbursement Obligations on the due date therefor; or

          (b)      Insurance. The Company shall fail to maintain insurance that complies with the Insurance Requirements; or

          (c)      No Grace Covenants. The Company shall fail to observe or perform any term, covenant or condition set forth in the following Sections of this Agreement: Section 6.1(a) (Maintenance of Existence and Governmental Action), Section 6.1(c) (Financial Statements), Section 6.1(e)(i)(A) (Notices), Section 6.1(g) (Maintenance of Insurance), Section 6.1(h) (Insurance Certificate), Section 6.1(p) (EPC Contract Performance Tests) or Section 6.1(w) (Use of Proceeds) or any provision of Section 6.2 (Negative Covenants of the Company) (but, solely with respect to Section 6.2(c), in the event such failure results from the imposition of Mechanic's Liens, such failure shall remain uncured for a period of 30 days after receipt of notice of such failure by the Company from the Priority Agent); or

          (d)      Notice Covenants. The Company shall fail to observe or perform any term, covenant or condition set forth in the following Sections of this Agreement: Section 6.1(d) (Compliance with Laws), Section 6.1(f) (EPC Contract Matters; Other Information), Section 6.1(j) (Preservation of Security Interests), Section 6.1(r) (Required Modifications to Facilities), Section 6.1(u) (After Acquired Property) or Section 6.1(v) (Weekly Reporting) and the Priority Agent shall notify the Company of such failure; or

          (e)      Other Covenants. The Company or the Owner shall fail to observe or perform any term, covenant or condition of this Agreement or any other Operative Document to which it is a party (other than those specified in or encompassed by clauses (a) through (d) above and those relating to the subject matter covered by clauses (g), (h), (i) and (n) below) and such failure shall remain uncured for a period of 30 days after receipt of notice of such failure by the Company or the Owner, as the case may be, from the Priority Agent; or

          (f)      Representations, etc. Any representation or warranty by the Company or the Owner set forth in this Agreement or in the Second Omnibus Restructuring Agreement or in any document entered into in connection herewith or therewith or in any certificate, financial statement or other document delivered in connection herewith or therewith shall prove to have been incorrect in any material respect when made (or deemed made); or

          (g)      Project Contracts. Save as provided in clauses (h) and (i) of this Section 7.1, any Project Contract shall terminate or otherwise cease for any reason to be in full force and effect prior to its stated termination date; or any Material Project Participant shall default in the performance of any term, covenant or agreement contained in any such Project Contract (and such default shall not be cured within the grace period, if any, provided therefor in such Project Contract) and such default has had or could reasonably be expected to have a Material Adverse Effect; or

          (h)      PGET Power Purchase or Gas Supply Agreements.

          (i) Unless the Company and PGET have entered into an Approved Replacement Contract, the PGET Power Purchase Agreement or the PGET Gas Supply Agreement shall cease for any reason to be in full force and effect prior to its stated termination; or

          (ii) Unless the Company and PGET have entered into an Approved Replacement Contract, PGET shall default in the performance of any term, covenant or agreement contained in the PGET Power Purchase Agreement or the PGET Gas Supply Agreement or any "Event of Default" (howsoever described) shall arise thereunder (and such default shall not be cured within the grace period, if any, provided therefor in such Material Project Contract); or

          (iii) The Company shall have failed, prior to the Completion Date, to enter into a replacement contract with PGET or a third party energy manager acceptable to the Required Priority Lenders in form and substance satisfactory to the Required Priority Lenders whereby PGET or such third party energy manager and the Company agree that PGET or such third party energy manager will act as agent for the Company in connection with: (A) the marketing of the Company's electrical capacity, output and ancillary services and (B) the procurement of gas for use in the Project (such replacement contract, an "Approved Replacement Contract"); or

          (i)      Project Contract Limited Guaranty. NEG shall repudiate any of its obligations under the Project Contract Limited Guaranty; or NEG shall disavow or otherwise contest its liability thereunder; or

          (j)      Change of Control. A Change of Control shall occur; or

          (k)      Bankruptcy, Insolvency, Dissolution, etc. (i) The Company or the Owner shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Company or the Owner seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (iii) the Company or the Owner shall take any partnership or other action to authorize any of the actions set forth above in this clause (k); or

          (l)      Judgments. One or more final, non-appealable judgments for the payment of money (if such payments are not covered by insurance in effect pursuant to the Insurance Requirements) in excess of $5,000,000 in the aggregate shall be rendered against the Company or the Owner and such party shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, within 60 days after the day of entry thereof; provided, however, that any such judgment or order shall not be (and shall not constitute part of) a Post-Effective Event of Default under this clause (l) if and for so long as (i) the amount of such judgment order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

          (m)      ERISA Violation. (i) The Company shall engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code) involving any Plan, or (ii) any "accumulated funding deficiency" (as defined in section 302 of ERISA), whether or not waived, shall exist with respect to any Plan of the Company, or (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate any Single Employer Plan of the Company, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Owner, likely to result in the termination of such Plan for purposes of Title IV of ERISA, or (iv) any Single Employer Plan of the Company shall terminate for purposes of Title IV of ERISA, and in each case such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

          (n)      Security Interests. The grant of the Lien of any of the Security Documents shall fail in any material respect to provide a perfected Lien in favor of the Security Agent for the benefit of the Creditors or any of the Collateral with the priority purported to be created thereby; or

         (o)      Structural Guaranty. The Company shall repudiate any of its obligations under the Structural Guaranty; or the Company shall disavow or otherwise contest its liability thereunder; or

          (p)       [Intentionally Omitted]

          (q)      Significant Condemnation or Casualty. Prior to the commencement of the Term of the Lease, a Significant Condemnation or a Casualty shall occur; or

          (r)      Regulatory Event of Loss. A Regulatory Event of Loss shall have occurred and be continuing; or

          (s)      Completion. The Completion Date shall not have occurred by April 11, 2003; or

          (t)      Transfer. All of the Company's and the Owner's right, title and interest in, to and under the Project shall not have been transferred to the Creditors by the date which is 180 days after the Effective Date unless extended by the Required Priority Lenders; or

          (u)      NEG Guarantee. NEG shall repudiate any of its obligations under the NEG Guarantee; or NEG shall disavow or otherwise contest its liability thereunder.

          7.2     Remedies. Upon the occurrence of a Post-Effective Event of Default specified in Section 7.1(k)(ii) of this Agreement with respect to either the Company or the Owner, the Priority Commitments shall automatically and immediately terminate and the Priority Loans (with accrued interest thereon) and all other amounts owing hereunder shall immediately become due and payable; provided that, notwithstanding anything in the Operative Documents to the contrary, the Required Priority Lenders may by written direction (a "Rescission Direction") to the Priority Agent (with a copy to the Administrative Agent, the Trust Company and the Trustee) direct that such acceleration and termination be rescinded and, upon such rescission, the provisions of this Agreement shall be deemed to be restored as in effect immediately prior to such acceleration and termination (although, for the avoidance of doubt, unless such Rescission Direction specifically waives the occurrence of such Post-Effective Event of Default, such Post-Effective Event of Default shall be and remain outstanding notwithstanding such rescission). Upon the occurrence of any other Post-Effective Event of Default (or to the extent that the acceleration and termination contemplated by the previous sentence is rescinded, but the related Post-Effective Event of Default is not waived), either or both of the following actions may be taken: (i) with the written consent of the Required Priority Lenders, the Priority Agent may, or upon the request of the Required Priority Lenders, the Priority Agent shall, by notice to the Owner and the Company, declare the Priority Commitments to be terminated forthwith, whereupon the Priority Commitments shall immediately terminate; and (ii) with the written consent of the Required Priority Lenders, the Priority Agent may, or upon the request of the Required Priority Lenders, the Priority Agent shall, by notice to the Owner and the Company, declare the Priority Loans hereunder (with accrued interest thereon) and all other amounts owing hereunder and under the other Operative Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided herein, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of an Post-Effective Event of Default, the Security Agent and the other Creditors may exercise any and all rights and remedies in accordance with and subject to the provisions under the Security Documents, the Construction Agency Agreement, the Lease, the Collateral Agency and Intercreditor Agreement and any other applicable Operative Document, as well as all their rights and remedies under applicable law.

           SECTION 8.      THE COMPANY AND THE OWNER

          8.1     Company's Owner Loan Agreement Rights. For all periods prior to the date (the "Petition Date") on which a case by or against the Company is instituted under the Bankruptcy Code, the Company, the Priority Agent, the Priority Lenders, the Owner, the Trustee, the Trust Company and the Administrative Agent hereby agree that:

          (a)      as between the Company and the Owner, the Company shall have the exclusive right to give all of the notices to be given by the Company or the Owner to the Priority Agent, the Administrative Agent or any Priority Lender hereunder and to deliver the Priority Construction Requisitions and Priority Working Capital Borrowing Notices pursuant to this Agreement; and

          (b)      the Company shall have the exclusive right to consent to amendments of this Agreement in accordance with Section 10.1 of this Agreement.

          8.2     Owner's Loan Agreement Rights. For all periods on and after the Petition Date, if the Required Priority Lenders deliver (x) a Rescission Direction as specified in Section 7.2 of this Agreement with respect to the Post-Effective Event of Default relating to the Company under Section 7.1(k)(ii) of this Agreement and (y) a notice to the Priority Agent, the Priority Lenders, the Owner, the Trustee, the Trust Company and the Administrative Agent directing that this Section 8.2 be effective, the Parties hereto hereby agree that:

          (a)      as between the Company and the Owner, the Owner (acting at the direction of the Required Priority Lenders) shall have the exclusive right to give all of the notices to be given by the Company or the Owner to the Priority Agent, the Administrative Agent or any Priority Lender hereunder and to deliver the Priority Construction Requisitions and Priority Working Capital Borrowing Notices pursuant to this Agreement;

          (b)      all references to the Company in the following Sections of this Agreement shall be deemed to be references to Owner for all purposes hereunder: Section 6.1(d) (Compliance with Laws), Section 6.1(e)(i) (Notices) (but only with respect to the Company's obligations under clause (A) thereof), Section 6.1(f) (EPC Contract Matters; Other Information), Section 6.1(g) (Maintenance of Insurance), Section 6.1(j) (Preservation of Security Interests), Section 6.1(k)(i) (Project Budget), Section 6.1(l)(i) (Annual Budget), Section 6.1(m) (Market Forecasts), Section 6.1(o) (Plans and Specifications; As-built Survey), Section 6.1(p) (EPC Contract Performance Tests), Section 6.1(q) (Operation and Maintenance), Section 6.1(u) (After Acquired Property), Section 6.2(e) (Limitation on Transactions with Affiliates), Section 6.2(f) (Limitation on Changes to PGET Power Purchase and Gas Supply Agreements), Section 6.2(g) (Limitation on Third Party Power Purchase and Gas Supply Agreements), Section 6.2(h) (Limitation on Amendments to Project Contracts), Section 6.2(i) (Limitation on Distributions and Payments of Subordinated Debt), Section 6.2(k) (Hazardous Substances), Section 7.1(b) (Insurance), Section 7.1(c) (No Grace Covenants), Section 7.1(d) (Notice Covenants), Section 7.1(e) (Other Covenants) and Section 7.1(h) (PGET Power Purchase or Gas Supply Agreements);

          (c)      the Owner shall have the exclusive right to approve counsel, advisors and professionals as provided in the definition of "Subject Project Costs"; and

          (d)      the Owner shall have the exclusive right to consent to amendments of this Agreement in accordance with Section 10.1 of this Agreement and the other Operative Documents and all references to the Company in such Section 10.1 shall be deemed to be references to the Owner.

                         SECTION 9.      THE PRIORITY AGENT

          9.1     Appointment. Each Priority Lender hereby irrevocably designates and appoints Citibank as the Priority Agent under this Agreement and the other Operative Documents, and each Priority Lender irrevocably authorizes Citibank, in the capacity of Priority Agent, to (i) execute, deliver and perform the obligations, if any, of the Priority Agent under the Second Omnibus Restructuring Agreement and (ii) take such action on its behalf under the provisions of this Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Priority Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Priority Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Priority Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Document or otherwise exist against the Priority Agent.

         9.2      Delegation of Duties. The Priority Agent may execute any of its duties under this Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel of its choice concerning all matters pertaining to such duties. The Priority Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact selected by it with reasonable care.

          9.3     Exculpatory Provisions. Neither the Priority Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any Priority Lender for any recitals, statements, representations or warranties made by either Debtor or any officer thereof contained in this Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Priority Agent under or in connection with, this Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure of either Debtor or any other party thereto to perform its obligations hereunder or thereunder. The Priority Agent shall not be under any obligation to any Priority Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Document, or to inspect the properties, books or records of the Debtors or any other Person.

          9.4     Reliance by Priority Agent. The Priority Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company or the Owner), independent accountants and other experts selected by the Priority Agent. The Priority Agent may deem and treat the payee of any Priority Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Priority Agent. The Priority Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Document unless it shall first receive such legal advice or the concurrence of the Required Priority Lenders (or, if so specified by this Agreement, all Priority Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Priority Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Priority Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Documents in accordance with a written request of the Required Priority Lenders (or, if so specified by this Agreement, all Priority Lenders) and such written request and any action taken or failure to act pursuant thereto shall be binding upon all the Priority Lenders.

          9.5     Notice of Default. The Priority Agent shall not be deemed to have knowledge or notice of the occurrence of any Post-Effective Default or Post-Effective Event of Default unless the Priority Agent has received written notice from a Priority Lender, the Company or the Owner referring to this Agreement and the Collateral Agency and Intercreditor Agreement, describing such Post-Effective Default or Post-Effective Event of Default and stating that such notice is a "notice of default". In the event that the Priority Agent receives such a written notice, the Priority Agent shall give notice thereof to the Priority Lenders and the Administrative Agent. The Priority Agent shall take such action with respect to such Post-Effective Default or Post-Effective Event of Default as shall be reasonably directed in writing by the Required Priority Lenders (or, if so specified by this Agreement, all Priority Lenders); provided that unless and until the Priority Agent shall have received such written directions, the Priority Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Post-Effective Default or Post-Effective Event of Default as it shall deem advisable in the best interests of the Priority Lenders.

          9.6     Non-Reliance on Priority Agent and Other Creditors. Each Priority Lender expressly acknowledges that neither the Priority Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Priority Agent hereinafter taken, including any review of the affairs of the Debtors or any of their respective affiliates, shall be deemed to constitute any representation or warranty by the Priority Agent to any Priority Lender. Each Priority Lender represents to the Priority Agent that it has, independently and without reliance upon the Priority Agent or any other Priority Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Debtors and their respective affiliates and made its own decision to extend credit to or otherwise invest funds in the Debtors or the Project and to enter into the Operative Documents to which it is a party. Each Priority Lender also represents that it will, independently and without reliance upon the Priority Agent or any other Priority Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analyses, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Debtors and their respective affiliates. Except for notices, reports and other documents expressly required to be furnished to the Priority Lenders by the Priority Agent hereunder, the Priority Agent shall not have any duty or responsibility to provide any Priority Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Debtors or their respective affiliates that may come into the possession of the Priority Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          9.7     Indemnification. The Priority Lenders agree to indemnify the Priority Agent in its capacity as such and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Priority Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and agents' fees and expenses) or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Secured Obligations) be imposed on, incurred by or asserted against the Priority Agent in any way relating to or arising out of, the Priority Commitments, this Agreement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Priority Agent under or in connection with any of the foregoing; provided that no Creditor shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Priority Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Secured Obligations and all other amounts payable hereunder.

          9.8     Priority Agent in Its Individual Capacity. With respect to Priority Commitments and Priority Loans made or renewed by it or any of its Affiliates and with respect to any Priority Working Capital L/C issued or participated in by it, Citibank and its Affiliates shall have the same rights and powers under this Agreement and the other Operative Documents as any Priority Lender and may exercise the same as though Citibank were not the Priority Agent, and the terms "Creditor", "Priority Working Capital L/C Issuer", "Priority Lender", "Lender", "Interest Hedge Party", and "Participant" shall (to the extent applicable) include Citibank in its individual capacity.

          9.9     Successor Priority Agent. Citibank may resign as Priority Agent upon 30 days' notice to the Priority Lenders and the Debtors. If Citibank should resign as Priority Agent, the Required Priority Lenders shall appoint from among the Priority Lenders a successor Priority Agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Priority Agent, and the term "Priority Agent" shall mean such successor agent effective upon such appointment and approval, and Citibank's rights, powers and duties as Priority Agent shall be terminated, without any other or further act or deed on the part of Citibank or any of the parties to this Agreement or any holders of the Secured Obligations. If no successor agent has accepted appointment as Priority Agent by the date that is 30 days following Citibank's notice of resignation, Citibank's resignation shall nevertheless thereupon become effective and the Priority Lenders shall assume and perform all of the duties of the Priority Agent hereunder until such time, if any, as the Required Priority Lenders appoint a successor agent as provided for above. After any Person's resignation as Priority Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Priority Agent under this Agreement and the other Operative Documents.

          9.10     Reports, Etc. The Priority Agent shall deliver to each Priority Lender and the Administrative Agent a copy of each Project Budget, Annual Budget, market forecast, financial statement, default certificate and other report required to be delivered by the Company to it under the Operative Documents.

           SECTION 10.      MISCELLANEOUS

          10.1     Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Priority Lenders may, or, with the written consent of the Required Priority Lenders, the Priority Agent may, from time to time, (a) subject to receipt of the written consent of the Company, enter into with the Company, written amendments, supplements or modifications to this Agreement for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Priority Agent, the Priority Lenders, the Priority Working Capital L/C Issuer or the Company hereunder or (b) waive, on such terms and conditions as the Required Priority Lenders and the Priority Agent may specify in such instrument, any of the requirements of this Agreement. In addition, the Priority Agent may from time to time consent in writing to amendments, supplements, modifications or waivers with respect to this Agreement, subject to receipt of the prior written consent of the Required Priority Lenders. Notwithstanding the foregoing, no such amendment, supplement, modification or waiver shall (i) reduce the amount or extend the scheduled date of maturity of any Priority Loan or Priority Working Capital L/C Reimbursement Obligation, or reduce the stated rate of any interest payable hereunder or any Commitment Fees payable pursuant to Section 2.6 of this Agreement or extend the scheduled date of any payment of such interest or Priority Commitment Fees or increase the amount or extend the expiration date of any Priority Lender's Priority Commitment, in each case without the consent of each Priority Lender hereunder directly affected thereby, or (ii) amend, modify or waive any provision of this Section 10.1 or reduce the percentage specified in the definition of Required Priority Lenders or consent to the assignment or transfer by the Company or the Owner of any of its rights and obligations under this Agreement in each case without the written consent of all of the Priority Lenders hereunder. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Priority Lenders hereunder and shall be binding upon the Owner, the Company, the Priority Lenders, the Priority Working Capital L/C Issuer, the Priority Agent and all future holders of the Priority Loans or Priority Working Capital L/C Reimbursement Obligations. In the case of any waiver, the Owner, the Company, the Priority Lenders, the Priority Working Capital L/C Issuer and the Priority Agent shall be restored to their former position and rights under this Agreement, but no such waiver shall extend to any subsequent or other circumstance, or impair any right consequent thereon.

          10.2     Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in accordance with Section 12.2 of the Participation Agreement.

          10.3     No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Priority Agent, the Priority Working Capital L/C Issuer or any Priority Lender hereunder, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10. 4     Successors and Assigns; Participations and Assignments. This Agreement shall be binding upon and inure to the benefit of the Company, the Owner, the Priority Lenders, the Priority Working Capital L/C Issuer, the Priority Agent, the Administrative Agent, all future holders of the Priority Loans and their respective successors and permitted assigns, except that neither the Company nor the Owner may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Priority Lender hereunder.

          10.5     Participations. Any Priority Lender hereunder may with the consent of the Priority Agent, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Priority Loan owing to such Priority Lender, any Priority Working Capital L/C Interest held by it, any Priority Commitment of such Priority Lender or any other interest of such Priority Lender hereunder and under the other Operative Documents. In the event of any such sale by a Priority Lender hereunder of a participating interest to a Participant, such Priority Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Priority Lender shall remain solely responsible for the performance thereof, such Priority Lender shall remain the holder of any such Priority Loan, Priority Working Capital L/C Interest or Priority Commitment for all purposes under this Agreement and the other Operative Documents and the Owner, the Company, the Priority Agent, the Priority Working Capital L/C Issuer and the Administrative Agent shall continue to deal solely and directly with such Priority Lender in connection with such Priority Lender's rights and obligations under this Agreement and the other Operative Documents. In no event shall any Participant have any right (i) to enforce any obligation of the Company or the Owner as against the Company or the Owner unless such Participant shall be a third party beneficiary of such obligation or (ii) to approve any amendment or waiver of any provision of this Agreement or any other Operative Document, or any consent to any departure by the Company, the Owner or any other Person therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, any Priority Loan, or postpone the date of the final maturity of any Priority Loan, or reduce the amount of any Priority Commitment Fee payable hereunder, in each case to the extent subject to such participation. The Company and the Owner also agree that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 of this Agreement with respect to its participation in the Priority Commitments and the Priority Loans outstanding from time to time as if it were a Priority Lender hereunder; provided that, in the case of Section 2.13 of this Agreement, such Participant shall have complied with the requirements of said Section; and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Priority Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Priority Lender to such Participant had no such transfer occurred. No Participant may sell the interest it acquires in any Priority Loans, Priority Working Capital L/C Interests or Priority Commitments under this Section 10.5 or any portion thereof (including by way of a sale of a participation in such interest) to any Person other than a Priority Lender.

          10.6     Assignments. Any Priority Lender hereunder may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign (i) to any Priority Lender hereunder, (ii) to any Affiliate of any Priority Lender hereunder, (iii) to any Lender or (iv) with the consent of the Priority Agent and Priority Working Capital L/C Issuer, to an additional bank, financial institution or other entity (each, a "Purchasing Lender"), all or any part of its rights and obligations under this Agreement and the other Operative Documents pursuant to an Assignment and Acceptance substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), executed by such Purchasing Lender, such assigning Priority Lender (and, in the case of a Purchasing Lender that is not (x) a Lender, (y) a Priority Lender hereunder or (z) an Affiliate of either thereof, by the Priority Agent acting at the direction of the Required Priority Lenders) and delivered to the Priority Agent for its acceptance and recording in the Priority Register; provided that, except in the case of an assignment of all of a Priority Lender's rights and obligations under this Agreement, (A) the amount of the Priority Loans, rights to receive payment on Priority Working Capital L/C Interests and/or Priority Commitment of the assigning Priority Lender being assigned pursuant to each such assignment (1) to any Person described in clauses (a)(i), (ii) or (iii) above shall equal at least $1,000,000 and (2) to any Person described in clause (a)(iv) above shall equal at least $5,000,000 and (B) after giving effect to each such assignment, the assigning Priority Lender (together with any Priority Lender which is an affiliate of such assigning Lender) shall retain Priority Loans, rights to receive payment on Priority Working Capital L/C Interests and/or Priority Commitments, respectively, aggregating not less than $1,000,000.

          Each assignment by a Priority Lender shall be made ratably across each Class of its Priority Commitments and Priority Loans (such that the same percentage of the aggregate amount of each Class of Priority Commitments and Priority Loans (and Priority Working Capital L/C Interests as applicable) held by the assigning Priority Lender is assigned to the Purchasing Lender). Each assignment by a Priority Lender of (1) its Priority Commitment shall be made contemporaneously with an assignment of its Priority Loans and Priority Working Capital L/C Interest, as relevant, and (2) its Priority Loans or Priority Working Capital L/C Interest, as relevant, shall be made contemporaneously with an assignment of its Priority Commitment and, in either case, shall be made in such a manner so that the same portion of its Priority Commitment, Priority Loans and Priority Working Capital L/C Interest, as relevant, is assigned to the respective Purchasing Lender. Each assignment by a Priority Lender of its Priority Commitment or Priority Loans of a particular Class shall be made in such a manner so that the same portion of its Priority Commitment and Priority Loans of such Class is assigned to the respective Purchasing Lender.

          Upon the execution, delivery, acceptance and recording of an Assignment and Acceptance, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Priority Lender hereunder with Priority Loans, Priority Working Capital L/C Interests and/or Priority Commitments as set forth therein, and (y) the assigning Priority Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an assigning Priority Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). In addition, if such Purchasing Lender is a Non-U.S. Lender, such Purchasing Lender shall also deliver the documents required under Section 2.13(b) of this Agreement. Such Assignment and Acceptance shall be deemed to (I) amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Priority Commitment Percentage arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such assigning Priority Lender and (II) amend the Second Omnibus Restructuring Agreement for purposes of decreasing the amount of Roll-Up Loans held by the assigning Priority Lender and establishing or increasing the Roll-Up Loans to be held by the Purchasing Lender. The assignment by a Priority Lender of its Priority Commitment and/or Priority Loans shall reduce the Roll-Up Loans held by such Priority Lender by a principal amount equal to (i) the product of three times the amount of Priority Construction Loans assigned plus (ii) the product of three times the amount of Priority Working Capital Loan Commitment so assigned plus (iii) an aggregate amount equal to the interest capitalized on Roll-Up Loans having a principal amount equal to the sum of (i) and (ii) above from the Effective Date to the "Assignment Effective Date" referenced in the related Assignment and Acceptance. The Purchasing Lender shall be entitled to designate from its Residual Loans a principal amount equivalent to the sum of (i) and (ii) above to the treated as Roll-Up Loans. Capitalized interest from the Effective Date on such Residual Loans will be promoted to become Roll-Up Loans; provided that such amount shall be no greater than the amount determined pursuant to clause (iii) above. The effective date of an assignment may only occur on an Interest Date.

          (b)      Upon its receipt of an Assignment and Acceptance executed by an assigning Priority Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not a Priority Lender hereunder, an Affiliate thereof or a Lender, by the Priority Agent) together with payment to the Priority Agent of a registration and processing fee of $2,500, the Priority Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto, record the information contained therein in the Priority Register and give notice of such acceptance and recordation to the Priority Lenders, the Administrative Agent, the Company and the Owner. Any assignment of any Priority Loan whether or not evidenced by a Priority Note shall be effective only upon appropriate entries with respect thereto being made in the Priority Register (and each Priority Note shall expressly so provide). Any assignment or transfer of all or part of a Priority Loan evidenced by a Priority Note shall be registered on the Priority Register only upon surrender for registration of assignment or transfer of the Priority Note evidencing such Priority Loan, accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new Priority Notes if requested in the same aggregate principal amount shall be issued to the designated Purchasing Lender (and if the assigning Priority Lender has retained Priority Loans, new Priority Notes if requested to the assigning Priority Lender equal to the amount of Priority Loans retained by it hereunder), and the old Priority Notes shall be returned by the Priority Agent to the Company marked "cancelled". On or prior to the effective date of any Assignment and Acceptance, the Company, at its own expense, shall execute and deliver to the Priority Agent new Priority Notes if requested, and such new Priority Notes shall be dated such effective date and shall otherwise be in the form of the Priority Notes replaced thereby. The Priority Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance delivered to it.

          (c)      Nothing herein shall prohibit any Priority Lender hereunder from pledging or assigning any Priority Loan or Priority Note to any Federal Reserve Bank as collateral security in accordance with applicable law.

          10.7     Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

          10.8     Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

          10.9     GOVERNING LAW. THIS AGREEMENT AND ANY PRIORITY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.10     Nonrecourse.

          (a) Anything to the contrary contained in this Agreement or in any other Operative Document notwithstanding, no officer, director or shareholder of the Owner (all such Persons being hereinafter referred to collectively as the "Exculpated Persons"), shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Document including the payment of the principal of, or interest on, the Priority Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Priority Notes or any of the other Operative Documents. The Administrative Agent, the Priority Agent and the Priority Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Priority Notes or any other Operative Document, none of the Priority Agent, the Administrative Agent nor the Priority Lenders shall have any recourse against the Owner, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Collateral; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Project in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Priority Notes or any other Operative Document. Notwithstanding the foregoing provisions of this Section 10.10(a), nothing in this Agreement or any other Operative Document shall (i) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Operative Document, (ii) limit the right of the Administrative Agent, the Priority Agent or any Priority Lender hereunder to name the Company or the Owner as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (iii) affect in any way the validity or enforceability of the Structural Guaranty or any other guaranty (whether of payment and/or performance) given to the Administrative Agent, the Priority Agent, the Security Agent or the Priority Lenders, or of any indemnity agreement given by the Company, in connection with the Priority Loans made hereunder.

          (b) Each party hereto acknowledges and agrees that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Documents to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity, and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Documents. Except as specifically provided in the Trust Agreement and except to the extent that the Trust Company shall have acted in its individual capacity, all Persons having any claim against the Owner or the Trust Company acting in its capacity as Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof (and, without limiting the foregoing, no Investor shall have any liability for payment or satisfaction of claims against the Owner or the Trustee except to the extent any such claim arises out of or results from the breach by such Investor of its obligations hereunder or under any other Operative Document).

          10.11     Headings, etc. The Table of Contents and headings of the various Sections and subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          10.12     Conflicts, etc. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of any other Operative Document, the terms of this Agreement shall control.

          10.13     Structural Guaranty. It is the express intent of the Operative Documents that the Owner is to be a passive investment vehicle established for the purpose of facilitating the lease financing described in the Operative Documents. In consideration thereof, the Company hereby expressly agrees that all of the obligations of the Owner hereunder shall constitute "Guaranteed Obligations" as such term is defined in the Structural Guaranty the terms of which are hereby incorporated herein by reference as if set forth herein in full, mutatis mutandis, and without giving effect to any subsequent amendment, waiver, modification or supplement thereof unless agreed in writing by the Required Priority Lenders (provided that notwithstanding the incorporation of such terms, no demand need be made by any Person on the Company under the Structural Guaranty in order for amounts to be due and payable by the Company thereunder in respect of Guaranteed Obligations consisting of the obligations of the Owner hereunder).

          10.14     Survival. All covenants, agreements, representations and warranties made by the Company and the Owner herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Priority Loans and issuance of any Priority Working Capital L/C, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Priority Agent, the Priority Working Capital L/C Issuer or any Priority Lender may have had notice or knowledge of any Post-Effective Default, Post-Effective Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Priority Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Priority Working Capital L/C is outstanding and so long as the Priority Commitments have not expired or terminated. The provisions of Sections 2.11, 2.13 and Section 9 of this Agreement shall survive and remain in full force and effect notwithstanding the termination of this Agreement or any provision hereof.

The parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LA PALOMA GENERATING COMPANY, LLC

By:__________________________________
     Name:
     Title:

LA PALOMA GENERATING TRUST LTD., by and through Wilmington Trust Company, not in its individual capacity, but solely as Trustee under the Trust Agreement

By:__________________________________
     Name:
     Title:

WILMINGTON TRUST COMPANY, as Trustee and in its individual capacity

By:__________________________________
Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:__________________________________
     Name:
     Title:

CITIBANK, N.A., as Priority Agent By:__________________________________ Name: Title: CITIBANK, N.A., as Priority Working Capital L/C Issuer By:__________________________________ Name: Title:

ACKNOWLEDGED AND AGREED: PG&E NATIONAL ENERGY GROUP, INC. By________________________________ Name: Title:

Additional signature pages omitted